UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Essent Group Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Clarendon House
2 Church Street
Hamilton HM11, Bermuda

April 3, 2017

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Essent Group Ltd. to be held at 8:00 a.m. Atlantic Daylight Time on Wednesday, May 3, 2017, at the Fairmont Southampton Hotel, 101 South Shore Road, Southampton SN02, Bermuda.

This Proxy Statement provides you with detailed information regarding the business to be considered at the meeting. Please read it carefully.

Only holders of record of our common shares at the close of business on March 17, 2017 are entitled to vote at the 2017 Annual General Meeting of Shareholders or at any adjournment or postponement of the meeting.
Your vote is important to us. To ensure that your shares are represented at the meeting, whether or not you plan to attend the 2017 Annual General Meeting of Shareholders in person, we encourage you to vote your shares electronically via the Internet, by telephone or, if you receive a paper copy of the proxy materials, by signing, dating and completing the accompanying proxy card in the enclosed postage-paid envelope. Voting electronically via the Internet, by telephone, or by returning your proxy card in advance of the meeting does not deprive you of your right to attend the meeting. If you attend the meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or via the Internet. Our Proxy Statement includes additional instructions on voting procedures for shareholders whose shares are held by a brokerage firm or other custodian.
Thank you for your continued support of Essent.

Sincerely,

Mark A. Casale
Chairman of the Board of Directors,
Chief Executive Officer and President

Clarendon House
2 Church Street
Hamilton HM11, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 3, 2017

TIME AND DATE	8:00 a.m. Atlantic Daylight Time on Wednesday, May 3, 2017.
PLACE	Fairmont Southampton Hotel located at 101 South Shore Road, Southampton SN02, Bermuda.
ITEMS OF BUSINESS	(1)	Election of three Class III directors to serve through the 2020 Annual General Meeting of Shareholders;
(2)
Re-appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 and until our 2018 Annual General Meeting of Shareholders, and referral of the determination of the auditors' compensation to the board of directors;

	(3)	A non-binding, advisory vote to approve the 2016 compensation of our named executive officers;
	(4)	Approval of the Essent Group Ltd. Annual Incentive Plan;
	(5)	Approval of the Essent Group Ltd. 2013 Long-Term Incentive Plan, as amended and restated; and
	(6)	Any other business that may properly come before the meeting.
RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 17, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 3, 2017: The Notice of Annual General Meeting of Shareholders, Proxy Statement and 2016 Annual Report to Shareholders are available at www.essentgroup.com. These documents are first being mailed to shareholders on or about April 3, 2017. Our 2016 Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2016, is not part of the proxy soliciting material.

By order of the Board of Directors,

Conyers Corporate Services (Bermuda) Limited
Secretary

ESSENT GROUP LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON, HM11, BERMUDA
(441) 297-9901

PROXY STATEMENT
DATED APRIL 3, 2017

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on May 3, 2017

We are providing these proxy materials to you in connection with our 2017 Annual General Meeting of Shareholders, which we refer to in this proxy statement as the Annual Meeting. The Annual Meeting will be held at the Fairmont Southampton Hotel, 101 South Shore Road, Southampton SN02, Bermuda, on Wednesday, May 3, 2017 at 8:00 a.m. Atlantic Daylight Time. This proxy statement and our 2016 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2016, are being made available to our shareholders beginning on or about April 3, 2017. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
FREQUENTLY ASKED QUESTIONS
Where and when will the meeting take place?
The Annual Meeting will be held at 8:00 a.m. Atlantic Daylight Time on Wednesday, May 3, 2017 at the Fairmont Southampton Hotel, 101 South Shore Road, Southampton SN02, Bermuda.
What is the purpose of the Annual Meeting and these materials?
We are providing these proxy materials in connection with the solicitation by our board of directors of matters to be voted on at the Annual Meeting and any adjournments or postponements of the meeting.
At the Annual Meeting, you will be asked to vote on the following matters:

•	the election of three Class III directors to serve through the 2020 Annual General Meeting of Shareholders;

•
the re-appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 and until our 2018 Annual General Meeting of Shareholders, and the referral of the determination of the auditors' compensation to our board of directors;

•	a non-binding, advisory vote to approve the 2016 compensation of our named executive officers;

•	approval of the Essent Group Ltd. Annual Incentive Plan;

•	approval of the Essent Group Ltd. 2013 Long-Term Incentive Plan, as amended and restated; and

•	any other business that may properly come before the meeting and any adjournments or postponements thereof.
What is the board of directors' recommendations?
Our board of directors recommends a vote:

•	FOR the election of each of Mark A. Casale, Douglas J. Pauls and William Spiegel to serve as Class III directors through the 2020 Annual General Meeting of Shareholders;

•
FOR the re-appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017 and until our 2018 Annual General Meeting of Shareholders, and the referral of the determination of the auditors' compensation to our board of directors;

•	FOR the approval, on a non-binding, advisory basis, of the 2016 compensation of our named executive officers;

•	FOR the approval of the Essent Group Ltd. Annual Incentive Plan; and

•	FOR the approval of the Essent Group Ltd. 2013 Long-Term Incentive Plan, as amended and restated.
Who is entitled to vote at the Annual Meeting?
Our board of directors has set March 17, 2017 as the record date for the Annual Meeting. All shareholders who owned common shares at the close of business on March 17, 2017 may vote at the Annual Meeting, either in person or by proxy. As of the record date, there were 93,376,963 common shares outstanding and entitled to vote.
How many votes do I have?
You have one vote for each common share that you owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other intermediary. There is no cumulative voting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Many of our shareholders hold their shares through a broker, bank or other intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in "street name," and this proxy statement and the accompanying materials are being forwarded to you by your broker, bank or other intermediary, which is considered to be the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other intermediary on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other intermediary has enclosed a voting instruction card for you to use in directing the broker, bank or other intermediary regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.
What if I don't vote for some of the items listed on my proxy card or voting instruction card?
If you are a record holder and return your signed proxy card in the enclosed envelope but do not mark selections, your shares will be voted in accordance with the recommendations of our board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a broker and do not give voting instructions to the broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under the applicable rules, brokers have the discretion to vote on routine matters, such as the selection of accounting firms, but do not have discretion to vote on non-routine matters, including the uncontested election of directors. As a result, if you are a beneficial owner and hold your shares in street name but do not give your broker or other nominee instructions on how to vote your shares with respect to the election of directors, no votes will be cast on your behalf with respect to the election of directors.
If you do not provide voting instructions to your broker and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be "broker non-votes" with regard to that matter. Proxy cards that reflect a broker non-vote with respect to at least one proposal to be considered at the Annual Meeting (so long as they do not apply to all proposals to be considered) will be considered to be represented for purposes of determining a quorum but will not otherwise be counted.
We encourage you to provide voting instructions to your broker by carefully following in the instructions provided by your broker.
What options are available to me to vote my shares?
Whether you hold shares directly as the shareholder of record or through a bank, broker or other intermediary, your shares may be voted at the Annual Meeting by following any of the voting options available to you below:
You may vote via the Internet.    You may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.

You may vote via the telephone.

•
If you are a shareholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card that you received with the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

•
Most shareholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker or other intermediary. Those shareholders should check the voting instruction form for telephone voting availability.

You may vote by mail.    You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.
You may vote in person at the Annual Meeting.    All shareholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. However, if you are the beneficial owner of shares held in street name through a bank, broker or other intermediary, you may not vote your shares at the Annual Meeting unless you obtain a "legal proxy" from the bank, broker or intermediary that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.
How many votes must be present to hold the Annual Meeting?
The presence of two persons in person and throughout the meeting representing, in person or by proxy, more than a majority of the common shares outstanding and entitled to vote on the matters to be considered at the Annual Meeting, is required for the transaction of business at the Annual Meeting. This is called a "quorum." Your shares will be counted as being present at the Annual Meeting if either you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf and such proxy card indicates a vote on at least one matter to be considered at the Annual Meeting. Both abstentions and "broker non-votes" (under certain circumstances described below) are counted as being present for the purpose of determining the presence of a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the meeting will be adjourned to the same date one week later, at the same time and place, or to such other date, time and place as the Secretary may determine. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.
What is the vote required to pass each proposal to be presented at the Annual Meeting?
Each proposal or matter voted on at the Annual Meeting will be decided by a simple majority of votes cast on such proposal or matter.
With respect to the election of directors, you may vote "For" all nominees, "Withhold" your vote as to any or all of the nominees, or vote "For" some but not all of the nominees and "Withhold" your vote for the remaining nominee(s). A properly executed proxy marked "Withhold" with respect to the election of any or all of the directors will not be voted with respect to the director or directors indicated. With respect to the election of directors, proxies may not be voted for more than three nominees. Shareholders may not cumulate votes in the election of directors.
With respect to the selection of our auditor and the non-binding, advisory vote on the compensation of our named executive officers, the vote on the Essent Group Ltd. Annual Incentive Plan, and the vote on the Essent Group Ltd. 2013 Long-Term Incentive Plan, as amended and restated, you may vote "For", "Against" or "Abstain". If you "Abstain" from voting on the selection of our auditor or the non-binding, advisory vote on the compensation of our named executive officers, the abstention will no effect on the vote for such matter.
What does it mean if I receive more than one set of proxy materials?
Generally, it means that you hold common shares registered in more than one account. To ensure that all of your shares are voted, please vote in the manner described above with respect to each proxy card or voting instruction card accompanying the proxy materials.
Can I change or revoke my vote after I return my proxy card or voting instruction card?
Yes. Any shareholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:

•	submitting to our Secretary, before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•	timely delivery of a valid, later-dated proxy (only the last proxy submitted by a shareholder by Internet, telephone or mail will be counted); or

•	attending the Annual Meeting and voting in person (provided that attendance at the Annual Meeting will not by itself constitute a revocation of a proxy).
For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or other intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or other intermediary. Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker or other intermediary giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting in person.
How can I attend the Annual Meeting?
The Annual Meeting is open to all shareholders holding common shares as of the record date.
If you are a shareholder of record, you will have to present valid picture identification. If you are a beneficial owner, you will need to obtain a legal proxy from your bank or broker. This legal proxy will serve as an admission ticket and authorize you to vote your common shares (or to change your vote) at the Annual Meeting. You will also be required to present valid picture identification.
Shareholders who do not have valid picture identification and a legal proxy (if required) may not be admitted to the Annual Meeting.
Admission to the Annual Meeting will begin at 7:30 a.m. Atlantic Daylight Time on Wednesday, May 3, 2017. Seating will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 8:00 a.m., we recommend that you arrive early. The Annual Meeting will be held at the Fairmont Southampton Hotel located at 101 South Shore Road, Southampton SN02, Bermuda. When you arrive, signs will direct you to the appropriate meeting room. Please note that due to security reasons, all bags will be subject to search. We will be unable to admit anyone who does not comply with these security procedures. Cameras and other recording devices will not be permitted in the meeting room.
We encourage all shareholders, even those who plan to attend the Annual Meeting, to vote in advance. If you intend to vote at the Annual Meeting, you must provide our Secretary with oral or written notice either at or prior to the meeting.
What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
A proxy is your legal designation of another person to vote on your behalf the common shares that you hold.
You can appoint the proxies recommended by our board of directors (i.e., Mark A. Casale and Lawrence E. McAlee; see "What does solicitation of proxies mean?" below) to vote on your behalf, and give those individuals voting instructions by following the directions on the proxy card.
If you are a shareholder of record, you may also appoint another individual to represent you at the Annual Meeting by notifying our Secretary in writing before the Annual Meeting begins. Your appointed proxy must provide valid picture identification to be admitted to the Annual Meeting.
If you are a beneficial owner, please contact the broker that holds your common shares if you intend to appoint a proxy that is different from those recommended by our board of directors.
What does solicitation of proxies mean?
In a solicitation of proxies, one party (in this case, our board of directors) encourages shareholders to appoint one or more particular individuals (in this case, Mark A. Casale, our Chairman of the Board of Directors, Chief Executive Officer and President, and Lawrence E. McAlee, our Senior Vice President and Chief Financial Officer) to vote on their behalf (i.e., to vote as their proxy in accordance with their instructions).
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or e-mail. They will not be paid any additional compensation for such solicitation. We will request brokers and intermediaries who hold our common shares in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Beneficial owners will be asked to forward the proxy materials to the broker that holds their common shares. That entity will be reimbursed for its reasonable expenses incurred in connection with distributing and collecting proxy materials.
What else will happen at the Annual Meeting?
At the Annual Meeting, the only item currently on the agenda, other than the election of directors, the re-appointment of our independent registered public accounting firm, consideration of the 2016 compensation of our named executive officers, approval of the Essent Group Ltd. Annual Incentive Plan and approval of the Essent Group Ltd. 2013 Long-Term Incentive Plan, as amended and restated, is for the shareholders to receive our financial statements and the report of our independent registered public accounting firm thereon for the year ended December 31, 2016.
How can I access Essent Group Ltd.'s proxy materials and annual report electronically?
This proxy statement and our 2016 Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2016, are available on our website at www.essentgroup.com.
How do I find out the voting results?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be filed with the SEC within 4 business days following the Annual Meeting.

BOARD OF DIRECTORS
General
Our board of directors is composed of nine directors. Our Bye-laws provide that our directors be divided into three classes consisting, as nearly as possible, of one-third of the total number of directors constituting the entire board. Our directors hold office until their successors have been elected and qualified, or the earlier of their death, resignation or removal. Vacancies on the board of directors may be filled by the shareholders or by the board of directors. A vacancy caused by the loss of the Pine Brook designee, as described in more detail below, will be filled at the direction of Pine Brook. Our system of electing and removing directors may delay or prevent a change of our management or a change in control of our Company.
In addition to the information presented below regarding each director's specific experiences, qualifications, attributes and skills, we believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our board. There are no family relationships among any of our directors or executive officers.
Nominees for Election as Class III Directors for a Three Year Term Continuing Until the 2020 Annual General Meeting of Shareholders
The following table identifies the members of our board of directors nominated for election at the Annual Meeting as Class III directors to serve through the 2020 Annual General Meeting of Shareholders or until his successor is duly elected and qualified:

Name	Age	Position
Mark A. Casale	52	Chairman of the Board of Directors, Chief Executive Officer and President
Douglas J. Pauls	58	Director
William Spiegel	54	Director
The nominees for election as Class III directors were recommended for nomination to our board of directors by the nominating and corporate governance committee. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for each of Mark A. Casale, Douglas J. Pauls and William Spiegel to serve as Class III directors through the 2020 Annual General Meeting of Shareholders. If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our board of directors may reduce the number of directors. Our board of directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
Pine Brook has designated William Spiegel as the Pine Brook designee under a shareholders agreement, and accordingly Mr. Spiegel has been nominated for re-election at the Annual Meeting to the board of director as a Class III director to serve until the 2020 Annual General Meeting of Shareholders. See "—Voting Arrangements" below.
The following biographical information is furnished as to each nominee for election as a director at the Annual Meeting:
Mark A. Casale is our founder and has served as our Chief Executive Officer and as a member of our board of directors since 2008, including as its Chairman since 2013. Mr. Casale has more than 25 years of financial services management experience, with senior roles in the areas of mortgage banking, mortgage insurance, bond insurance and capital markets. From 2001 to 2007, Mr. Casale held various senior management positions with Radian Group Inc., including most recently serving as the president of its mortgage insurance subsidiary, Radian Guaranty Inc. Prior to that, Mr. Casale oversaw capital markets and strategic investments for Radian and managed its joint venture businesses. Mr. Casale also held various management positions with Advanta Corp., a financial services company, including serving as its senior vice president of corporate finance services. Mr. Casale holds a BS in accounting from St. Joseph's University and an MBA in finance from New York University. Mr. Casale current serves on the Board of Trustees of St. Joseph's University. We believe that Mr. Casale is qualified to serve on our board of directors because of his experience in the mortgage and mortgage insurance industries as well as his extensive knowledge of our operations.
Douglas J. Pauls has served as a member of our board of directors since December 2013. Mr. Pauls has over 30 years of experience in the areas of finance, accounting, internal controls, and financial reporting for public companies, including most recently senior roles with financial institutions. Mr. Pauls served as chief financial officer of BankUnited, Inc., a bank holding company, from 2009 until his retirement in 2013. From 2008 until 2009, Mr. Pauls served as executive vice president of finance for TD Bank, NA following TD Bank's acquisition of Commerce Bancorp, Inc. in March 2008. Prior to that, Mr. Pauls held several positions with Commerce, including serving as its chief financial officer from 2002 until its acquisition by TD Bank and its chief accounting officer from 1995 to 2002. Earlier in his career, Mr. Pauls was a senior manager in the audit department of Ernst & Young in Philadelphia and Pittsburgh, Pennsylvania. He is currently a director of BankUnited, Inc. Mr. Pauls holds a BA in economics from Dickinson College and serves on Dickinson's Board of Trustees. We believe that Mr. Pauls is qualified to serve on our board of directors because of his more than 30 years of experience as a corporate executive and his experience as a chief financial officer of publicly traded companies.
        William Spiegel has served as a member of our board of directors since 2008. Mr. Spiegel is co-president and a founding partner of Pine Brook Road Partners, LLC, an investment firm, where he is responsible for managing its financial services investing activities. He is also a member of Pine Brook's investment committee. Mr. Spiegel currently represents Pine Brook as a director of Aurigen Capital Limited, Fair Square Financial Holdings LLC, Fidelis Insurance Holdings Limited, Global Atlantic Financial Group, Syndicate Holding Corp and Tunbridge Partners LLC. Mr. Spiegel has over 27 years of private equity investment experience. Prior to joining Pine Brook, Mr. Spiegel was with The Cypress Group from its inception in 1994 until 2006. Prior to joining The Cypress Group, Mr. Spiegel worked in the Merchant Banking Group at Lehman Brothers. He has served on the board of directors of numerous companies, including seven publicly traded corporations. Mr. Spiegel holds a BSc in economics from The London School of Economics and Political Science, an MA in economics from the University of Western Ontario and an MBA from The University of Chicago. Mr. Spiegel is currently a member of The University of Chicago Polsky Center for Entrepreneurship and Innovation Advisory Board and the Private Equity Counsel. We believe that Mr. Spiegel is qualified to serve on our board of directors because of his experience in private equity fund management and his financial expertise, as well as his experience as a director of public and private companies.
Directors Whose Terms Do Not Expire at the Annual Meeting
The following table sets forth information with respect to the remaining members of our board of directors:

Name	Age	Position	Annual Meeting at Which Term Expires
Aditya Dutt	41	Director	2018
Roy J. Kasmar	61	Director	2018
Andrew Turnbull	48	Director	2018
Robert Glanville	50	Director	2019
Allan Levine	48	Director	2019
Adolfo F, Marzol	56	Director and Senior Policy Advisor on Housing Finance	2019
The following biographical information is furnished as to each of the remaining members of our board of directors:
Aditya Dutt has served as a member of our board of directors since 2010. Mr. Dutt currently serves as the senior vice president and corporate treasurer of RenaissanceRe Holdings Ltd., a reinsurance company, president of Renaissance Underwriting Managers, Ltd. and a member of RenaissanceRe's executive committee. Mr. Dutt's responsibilities include managing all of RenaissanceRe's strategic investments, insurance-linked securities investments and catastrophic reinsurance joint ventures, including Da Vinci Re, Top Layer Re, Upsilon Fund and Medici Fund. Prior to joining RenaissanceRe in 2008, Mr. Dutt served as executive director in Morgan Stanley's investment banking division in New York and Hong Kong, responsible for executing strategic transactions including mergers, acquisitions, divestitures and capital-raising for the insurance and reinsurance industry. Prior to Morgan Stanley, Mr. Dutt worked at Salomon Brothers in the corporate finance and fixed income departments in Hong Kong. Mr. Dutt holds a BA in mathematics from Dartmouth College. We believe that Mr. Dutt is qualified to serve on our board of directors because of his experience in the insurance and reinsurance industry.
Roy J. Kasmar has served as a member of our board of directors since the consummation of our initial public offering in November 2013. Mr. Kasmar has been a member of the board of directors of our mortgage insurance subsidiary, Essent Guaranty, Inc., since 2012. Mr. Kasmar is currently the president of Kazmar Co. LLC, which provides advisory services to the mortgage and mortgage insurance industry. Mr. Kasmar has over 30 years of experience in the mortgage and mortgage insurance industry. Prior to forming Kazmar Co. LLC, Mr. Kasmar served as the president of Radian Group Inc. and Radian Guaranty Inc., a private mortgage insurer, from 1999 to 2007. Prior to joining Radian, Mr. Kasmar served as the president and chief operating officer of Amerin Guaranty Corporation, a mortgage insurer, from 1996 to 1999. Additionally, Mr. Kasmar has held senior management positions with Prudential Home Mortgage, First Boston Capital Group and Chase Home Mortgage. Mr. Kasmar holds a BS in economics and business administration from Drury College and an MBA in finance from Fairleigh Dickinson University. We believe that Mr. Kasmar is qualified to serve on our board of directors because of his experience in the mortgage and mortgage insurance industries, including his prior role as president of Radian Group Inc. and Radian Guaranty Inc.

Andrew Turnbull has served as a member of our board of directors since 2013.  Mr. Turnbull has over 25 years of insurance and reinsurance experience, including the underwriting, pricing and risk management of alternative risk transfer products and derivatives. Mr. Turnbull has served as a consultant to Everest Re, a reinsurance company, since 2016. From 2011 to 2015, Mr. Turnbull served as group strategy and business development officer of PartnerRe Ltd., a reinsurance company, and general manager of the group's Bermuda carrier.  From 2008 to 2011, Mr. Turnbull held various roles with Torus Insurance Holdings Limited, including serving as group chief actuary.  Prior to joining Torus, Mr. Turnbull managed the non-traditional insurance and reinsurance business of XL Capital Ltd., and served as executive vice president of XL Insurance (Bermuda) Ltd and XL Re Ltd.  He holds a joint BSc (Hons) degree in mathematics and statistics from the University of Edinburgh and is a Fellow of the Casualty Actuarial Society, the Society of Actuaries, the Institute and Faculty of Actuaries and is a member of the American Academy of Actuaries.  We believe that Mr. Turnbull is qualified to serve on our board of directors because of his experience in the insurance and reinsurance industry.
Robert Glanville has served as a member of our board of directors since 2008. Mr. Glanville currently serves as the managing member of REG Consulting LLC, a financial advisory business. Mr. Glanville was a founding partner and served as a managing director on the financial services investment team of Pine Brook Road Partners, LLC, an investment firm, from 2006 to 2015. From 2003 to 2006, Mr. Glanville was senior vice president, financial and treasury services for Arch Capital Group, Ltd., an insurance and reinsurance company. From 1999 to 2003, Mr. Glanville was employed by Warburg Pincus, a private equity firm. Before joining Warburg Pincus, Mr. Glanville founded FA Services, an emerging markets financial services and investment boutique based in Moscow. From 1988 to 1992, Mr. Glanville worked in New York and Tokyo for Morgan Stanley, an investment banking firm, specializing in corporate finance and M&A. Mr. Glanville holds an AB in American history from Princeton University. We believe that Mr. Glanville is qualified to serve on our board of directors because of his experience in private equity fund management and his financial expertise, as well as his management experience with financial services and insurance and reinsurance companies.
Allan Levine has served as a member of our board of directors since 2008. Mr. Levine currently is the chairman and chief executive officer of Global Atlantic Financial Group, a global financial services company, formerly the Goldman Sachs Reinsurance Group which he initially joined in 1997. Prior to the spin-off of Global Atlantic from Goldman Sachs in 2013, Mr. Levine was a partner and managing director of Goldman, Sachs & Co. and global head of the Goldman Sachs Reinsurance Group, and prior to assuming that role, was co-head of the firm's strategy group. Mr. Levine holds a BS from Miami University and an MBA from Columbia Business School. We believe that Mr. Levine is qualified to serve on our board of directors because of his extensive experience in the financial services and insurance and reinsurance industries as well as his financial expertise.
Adolfo F. Marzol has served as a member of our board of directors since May 2016 and has served as our Senior Policy Advisor on Housing Finance since September 2016. Previously, Mr. Marzol served as our Executive Vice President and executive Vice Chairman from 2009 until 2015. Mr. Marzol has more than 30 years of experience in the areas of financial management, capital markets, credit risk, operations risk and mortgage servicing. From 2006 to 2009, Mr. Marzol served as a senior advisor to companies in the areas of mortgage risk management, policy and governance as the managing member of Marzol Enterprises, LLC, a consulting business. Mr. Marzol previously held leadership positions at the Federal National Mortgage Association (Fannie Mae) between 1996 and 2006, including serving as its executive vice president and chief credit officer. Prior to that, Mr. Marzol held a series of senior positions with Chase Manhattan Mortgage from 1988 to 1995, including serving as its executive vice president and chief financial officer. Mr. Marzol holds a BS in economics and an MA in finance from the University of Florida. We believe that Mr. Marzol is qualified to serve on our board of directors because of his experience in the mortgage and mortgage insurance industries, including his past service as our Executive Vice President and executive Vice Chairman and his current service as our Senior Policy Advisor for Housing Finance.
Voting Arrangements
Upon the consummation of our initial public offering in November 2013, we entered into a shareholders agreement with Essent Intermediate, L.P. and Pine Brook Essent Co-Invest, L.P. (which we refer to collectively as "Pine Brook"), pursuant to which, for so long as Pine Brook holds at least 35% of the common shares held by it at the consummation of our initial public offering, Pine Brook will have the right to nominate one Class III director (the "Pine Brook designee") to the board of directors at each annual general meeting of shareholders at which the term of the Pine Brook designee expires. In addition, we are required under the shareholders agreement to use commercially reasonable efforts to take all necessary and desirable actions within our control to cause the election, removal and replacement of the Pine Brook designee in accordance with the agreement and applicable law. In the event that the Pine Brook designee ceases to serve on our board of directors, the resulting vacancy may be filled by an individual designated by Pine Brook. See "Certain Relationships and Related Party Transactions—Pine Brook Shareholders Agreement" elsewhere in this proxy statement. Pine Brook has nominated Mr. Spiegel as the Pine Brook designee for election at the Annual Meeting.

CORPORATE GOVERNANCE
Our Commitment to Corporate Governance
Our board of directors and management have a strong commitment to effective corporate governance. We believe that we maintain a comprehensive corporate governance framework for our operations which, among other things, takes into account the requirements of the Securities and Exchange Commission (SEC), the New York Stock Exchange (NYSE), the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act. The key components of this framework are set forth in:

•	our Bye-laws;

•	our Corporate Governance Guidelines;

•	our Code of Business Conduct and Ethics;

•	our Related Party Transaction Policy;

•	our Audit Committee Charter;

•	our Compensation Committee Charter;

•	our Nominating and Corporate Governance Committee Charter; and

•	our Risk Committee Charter.
A copy of each of these documents is published on our website at www.essentgroup.com, except our Bye-laws, which are filed with the SEC and can be found on the SEC's website at www.sec.gov. Each of these documents is available in print to any shareholder upon request by writing to our Secretary at Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda. Our board of directors regularly reviews corporate governance developments and modifies our committee charters and key practices and policies as our board believes to be warranted.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the board and chief executive officer, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics includes information regarding procedures established by the audit committee for the submission of complaints about our accounting or auditing matters. Our Code of Business Conduct and Ethics is applicable to our directors, executives and employees, and reflects and reinforces our commitment to integrity in the conduct of our business. Amendments to our Code of Business Conduct and Ethics and any grant of a waiver from a provision of our Code of Business Conduct and Ethics will be included in a current report on Form 8-K within four days of the date of the amendment or waiver, unless posting such information on our website will then satisfy the rules of the NYSE.
Our audit committee, on behalf of itself and our other non-management directors, has established procedures to enable employees or other parties who may have a concern about our conduct or policies to communicate that concern. Our employees are encouraged and expected to report any conduct which they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. In addition, our audit committee has established procedures pertaining to receiving, retaining, and treating complaints received regarding accounting, internal accounting controls, or auditing matters, and with respect to the confidential, anonymous submission by our employees of concerns regarding, among other things, questionable accounting or auditing matters. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing, or reported by phone through various internal and external mechanisms as provided on the our internal website. Additional procedures by which internal communications may be made are provided to each employee.
Our Code of Business Conduct and Ethics prohibits any employee or director from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

Board Leadership Structure
Our board of directors does not have a policy regarding the separation of the roles of chief executive officer and chairman of our board of directors, as our board of directors believes it is in our best interests to make that determination based on the position and direction of the Company and the membership of our board of directors.
Both the chairman and chief executive officer positions are currently held by Mr. Casale. Pursuant to our Corporate Governance Guidelines, in the event that the role of chairman is held by a member of our management, the independent members of our board of directors may designate one independent director to serve as the lead independent director. Mr. Spiegel currently serves as our lead independent director. Under the terms of our Corporate Governance Guidelines, the lead independent director has broad responsibility and authority, including:

•	organizing and presiding over all meetings of our board of directors at which the chairman is not present, including all executive sessions of our non-management and independent directors;

•	serving as the liaison between the chairman and the non-management directors;

•	overseeing the information sent to our board of directors by management;

•	approving meeting agendas and schedules for our board of directors;

•	facilitating communication between our board of directors and management; and

•	performing such other duties as requested by our board of directors.
Our board of directors has determined that having Mr. Casale serve as both our chief executive officer and the chairman of our board of directors, along with a lead independent director, is in the best interests of the Company and our shareholders at this time.
A number of factors support the leadership structure chosen by our board, including, among others:

•
Mr. Casale has extensive knowledge of all aspects of us and our business and risks, our industry and our customers, is intimately involved in our day-to-day operations and is best positioned to elevate the most critical business issues for consideration by our board of directors;

•	our board of directors believes that having Mr. Casale serve in both capacities allows him to more effectively execute our strategic initiatives and business plans and confront our challenges;

•
the combined role is both counterbalanced and enhanced by the effective oversight and independence of our board of directors and the independent leadership provided by our lead independent director and independent committee chairs; and

•
our board of directors believes that the appointment of a strong lead independent director and the use of regular executive sessions of the non-management directors, along with the board's strong committee system and all directors being independent except for Mr. Casale, allow it to maintain effective oversight of management.

Determination of Director Independence
Our board of directors has considered whether our directors qualify as "independent" directors in accordance with NYSE listing requirements. The NYSE independence definition include a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.
Based upon these standards, our board of directors has determined that only Messrs. Casale and Marzol are not considered to be independent, as each is a current employee of the Company. In making this determination, our board of directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities and relationships as they may relate to us and our management.
Meetings and Committees of our Board of Directors
Our board of directors met four times during 2016. Each incumbent director attended at least 75% of the aggregate meetings of our board of directors during 2016 that were held following his election and of the meetings held by all board committees on which he served. Although we do not have a policy regarding the attendance of our board members at our annual general meetings of shareholders, we encourage all directors to attend our annual general meetings of shareholders. All of our directors at the time of our 2016 Annual General Meeting of Shareholders were present at that meeting.
Our non-management and independent directors also hold regular meetings without our management being present. Our non-management and independent directors held four such meetings in 2016.
Our board of directors maintains standing audit, compensation, nominating and corporate governance, and risk committees. Each committee has a charter that, among other things, reflects what we believe to be the best current practices in corporate governance.
Audit Committee
The audit committee has the responsibility for, among other things, assisting the board of directors in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications, independence and compensation, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
Our audit committee consists of Messrs. Pauls, Dutt, Glanville and Turnbull. Mr. Pauls serves as the chairman of the audit committee. Our board of directors has determined that all of the members of the audit committee are independent, and meet the requirements for financial literacy, under applicable rules and regulations of the SEC and the NYSE. Our board of directors has determined that each of Messrs. Pauls and Glanville is an "audit committee financial expert" as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE.
The audit committee met four times during 2016.
Compensation Committee
The compensation committee has the responsibility for, among other things, determining the compensation of our executive officers and directors, reviewing our executive compensation policies and plans, administering and implementing our equity compensation plans, and preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.
Our compensation committee consists of Messrs. Kasmar, Levine and Spiegel. Mr. Kasmar serves as the chairman of our compensation committee. Our board of directors has determined that all of the members of the compensation committee are independent under applicable rules and regulations of the SEC and the NYSE. Each of the members of our compensation committee is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code.
The compensation committee met four times during 2016.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee has the responsibility for, among other things, reviewing board structure, composition and practices, and making recommendations on these matters to our board of directors, reviewing, soliciting and making recommendations to our board of directors and shareholders with respect to candidates for election to the board of directors, overseeing our board of directors' performance and self-evaluation process, and developing and reviewing a set of corporate governance principles for the Company.
Our nominating and corporate governance committee consists of Messrs. Spiegel, Levine and Kasmar. Mr. Spiegel serves as the chairperson of our nominating and corporate governance committee. Our board of directors has determined that all of the members of the nominating and corporate governance committee are independent under applicable rules and regulations of the SEC and the NYSE.
The nominating and corporate governance committee met four times during 2016.
Risk Committee
The risk committee has the responsibility for, among other things, assisting with the oversight of key risks that we face and the review of our investing activities.
Our risk committee consists of Messrs. Glanville, Dutt, Pauls and Turnbull. Mr. Glanville serves as the chairman of our risk committee.
The risk committee met four times during 2016.

Board of Directors' Role in Risk Oversight
Our board of directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant committees of the board that report on their deliberations to the board. The oversight responsibility of our board of directors and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks and management's risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and reputational risks. Our board of directors and its committees oversee risks associated with their respective principal areas of focus, as summarized below.

Committee	Primary Areas of Risk Oversight
Audit Committee
Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosures, compliance, internal control over financial reporting, financial policies and credit and liquidity matters and our enterprise risk management program.

Nominating and Corporate Governance Committee	Risks and exposures associated with leadership and succession planning and corporate governance.
Compensation Committee	Risks and exposures associated with executive compensation programs and arrangements, including incentive plans.
Risk Committee	Risks associated with insurance and investment portfolios and investment guidelines, including credit, underwriting, pricing risk, market risk and liquidity risk.
Director Nominations
The nominating and corporate governance committee is responsible for recommending to our board of directors candidates for nomination and election as directors at annual general meetings of shareholders or for appointment to fill vacancies on the board. The committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and company circumstances. In making its recommendations to our board of directors, the nominating and corporate governance committee considers, among other things, the qualifications of individual director candidates in light of the criteria described below. In accordance with its charter, the committee may use a variety of sources, including but not limited to executive search firms, to identify director candidates, and has the authority to retain and approve compensation for such firms.
In evaluating a candidate, our corporate governance and nominating committee and our board of directors takes into account a variety of factors as it deems to be appropriate, including the following:

•	high personal and professional ethics, values and integrity;

•	sound business judgment and financially literacy;

•
diversity of point of view, including the candidate's education, skill, professional background, personal accomplishments, geography, race, gender, age, ethnic background, national origin, experience with mortgage, insurance, reinsurance or other businesses and organizations that our board deems relevant and useful, including whether such attributes or background would contribute to the diversity of the board as a whole;

•	ability and willingness to serve on any committees of our board of directors;

•	ability and willingness to commit adequate time to the proper functioning of our board of directors and its committees; and

•	any criteria regarding independence and other matters required by the NYSE or other applicable law or regulations.
Based on the information available to the corporate governance and nominating committee about a potential nominee, the committee will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the corporate governance and nominating committee may conduct interviews, obtain additional background information and conduct reference checks of potential nominees. The corporate governance and nominating committee may also ask potential nominees to meet with management and other members of our board of directors. After completing this evaluation process, the corporate governance and nominating committee makes a recommendation to the full board of directors, which makes the final determination whether to nominate the candidate as a director.
Our board of directors evaluates each individual in the context of the board as a whole, with the objective of recommending a group that can perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.
Each director is expected to maintain an acceptable level of attendance, preparedness and participation with respect to meetings of the board of directors and its committees. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director's past attendance at meetings, participation in and contributions to the activities of our board of directors, and the results of the most recent board self-evaluation.
Shareholders desiring to recommend nominees should submit their recommendations in writing to our Secretary at Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda. Recommendations from shareholders should include pertinent information concerning the proposed nominee's background and experience. The corporate governance and nominating committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in our capital stock. The corporate governance and nominating committee may also consider the extent to which the recommending shareholder intends to continue holding its interest in our capital stock, including, in the case of nominees recommended for election at an annual general meeting of shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual general meeting of shareholders.
Communications with our Board of Directors and Non-Management Directors
Any shareholder or other interested party that desires to communicate directly with our board of directors, any committee of the board of directors or our non-management directors as a group may do so by addressing the communication in care of our Secretary at Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda with a request to forward the communication to the intended recipient. The Secretary's office opens all such correspondence and forwards it to the relevant director or group of directors, except for items unrelated to the functions of the board, including business solicitations or advertisements.
Director Compensation
The compensation committee reviews and establishes the compensation of our non-employee directors. Our director compensation program is designed to compensate our non-employee directors for their service to the Company and the level of responsibility they have assumed in today's corporate governance environment.
Our compensation committee retains the services of an independent compensation consultant, Korn Ferry Hay Group, to review our non-employee director compensation program in comparison with market data. In connection with our initial public offering in November 2013, the compensation committee of our board of directors, based on information provided by Korn Ferry Hay Group, set the total annual compensation of the non-employee directors to position it at the median of our peer group at that time (for additional information regarding our peer group see below under "Executive Officers and Executive Compensation—Compensation Discussion and Analysis—Peer Group Composition" on page 21). In late 2016, the compensation committee asked Korn Ferry Hay Group to re-evaluate the compensation that we pay to our board of directors. Based on information provided by Korn Ferry Hay Group, the compensation committee approved modest changes to our non-employee director compensation program commencing in 2017 in order to bring certain elements of the program closer in line with competitive market practices while continuing to position total annual compensation at the median of our peer group.
The compensation arrangements for the non-employee directors of the board for 2016 and 2017 are described below. Mr. Casale, the chairman of the board of directors, and our chief executive officer and president, does not receive additional compensation for serving as a member of our board of directors. As a result of the commencement of his employment with us on September 1, 2016 as our senior policy advisor on housing finance, Mr. Marzol no longer qualified to receive compensation for serving as a member of our board of directors as of such date. We did, however, pay Mr. Marzol for his service as a director between the date of his election to the board of directors, May 3, 2016, and the commencement of his employment with the Company on September 1, 2016.
Our non-employee directors were entitled to receive for 2016, and effective as of January 1, 2017 currently receive, the following compensation in consideration of their board service:

	2016	2017
Annual Cash Retainer	$70,000	$80,000
Additional Annual Cash Retainer for Board Committee Chairpersons
Audit Committee	$10,000	$15,000
Compensation Committee	$7,500	$10,000
Nominating and Corporate Governance Committee	$5,000	$5,000
Risk Committee	$—	$5,000
Additional Annual Cash Retainer for Board Committee Members
Audit Committee	$10,000	$10,000
Compensation Committee	$7,500	$7,500
Nominating and Corporate Governance Committee	$5,000	$5,000
Risk Committee	$—	$5,000
Additional Annual Cash Retainer for Lead Independent Director	$15,000	$20,000
In addition, each non-employee director was entitled to receive in 2016, and will continue to receive in 2017, an annual equity award valued at $110,000 in the form of restricted common share units granted under the Essent Group Ltd. 2013 Long- Term Incentive Plan, or 2013 Plan, that vests on the first anniversary of the grant date (which is the date of our next annual general meeting of shareholders). If a non-employee director joins our board of directors after the grant date for the annual equity award, such director will receive a prorated award based on the date that he or she joined our board.
Our non-executive directors are required to maintain certain ownership levels of our common shares during their service as described below on page 28.

The following table sets forth compensation earned by our non-employee directors during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Aditya Dutt	80,000	110,000	—	—	—	—	190,000
Robert Glanville	80,000	110,000	—	—	—	—	190,000
Roy J. Kasmar	92,500	110,000	—	—	—	—	202,500
Allan Levine	82,500	110,000	—	—	—	—	192,500
Adolfo F. Marzol (2)	23,334	110,000	—	—	—	—	133,334
Douglas J. Pauls	95,000	110,000	—	—	—	—	205,000
William Spiegel	102,500	110,000	—	—	—	—	212,500
Vipul Tandon (3)	33,333	—	—	—	—	—	33,333
Andrew Turnbull	80,000	110,000	—	—	—	—	190,000
_______________________________________________________________________________

(1)
The amounts reported in this column represent the aggregate grant date fair value of the restricted common share units granted in 2016 computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For additional information, including a discussion of the assumptions used to calculate these values, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 On May 3, 2016, each of our non-employee directors received 5,545 restricted share units in respect of their board service through our 2017 Annual General Meeting of Shareholders. All of such stock awards remained outstanding on December 31, 2016.

(2)
Represents compensation paid to Mr. Marzol between the date of his election to the board of directors, May 3, 2016, and the commencement of his employment with us, September 1, 2016, after which time Mr. Marzol was no longer eligible to receive compensation under our non-employee director compensation program. Under the terms of his employment with us, Mr. Marzol receives an annual salary of $100,000 and is eligible to receive an annual restricted common share unit award valued at $110,000.

(3)	Mr. Tandon's service on our board of directors terminated on May 3, 2016 when he did not stand for reelection at our 2016 Annual General Meeting of Shareholders.
Succession Planning
Our board of directors, primarily through the nominating and corporate governance committee, assesses succession planning for management and leadership, with a primary focus on succession in the event of the unexpected incapacity of our chairman of the board of directors, chief executive officer and president. Our Corporate Governance Guidelines provide that our chairman, chief executive officer and president should at all times make available to our board, on a confidential basis, his recommendations and evaluations of potential successors.
Indemnification
Our Bye-laws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Bermuda law.
We have entered into agreements to indemnify each of our directors and officers. These agreements provide for indemnification of our directors and officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in actions or proceedings, including actions by us or in our right, arising out of such person's services as our director or officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our request.
We believe that these bye-law provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
We also maintain standard policies of insurance that provide coverage (i) to our directors and officers against losses arising from claims made by reason of breach of duty or other wrongful act and (ii) to us with respect to indemnification payments that we may make to such directors and officers.
Compensation Committee Interlocks and Insider Participation
Roy J. Kasmar, Allan Levine and William Spiegel served as the members of our compensation committee in 2016. No member of our compensation committee is an officer or employee of our Company. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
Executive Officers
The following table identifies each of our executive officers:

Name	Age	Position
Mark A. Casale	52	Chairman of the Board of Directors, Chief Executive Officer and President
Lawrence E. McAlee	53	Senior Vice President and Chief Financial Officer
Vijay Bhasin	52	Senior Vice President and Chief Risk Officer
Jeff R. Cashmer	46	Senior Vice President, Business Development
Mary Lourdes Gibbons	55	Senior Vice President, Chief Legal Officer and Assistant Secretary
Joseph Hissong	53	Senior Vice President and President, Essent Reinsurance Ltd.
David B. Weinstock	52	Vice President and Chief Accounting Officer
The following are biographical summaries of our executive officers, except for Mr. Casale, whose biography is included in the section entitled "Board of Directors" above.
 Lawrence E. McAlee has served as our Senior Vice President and Chief Financial Officer since 2009. Mr. McAlee has over 25 years of experience in the areas of finance, accounting, controls and risk management. Between 2002 and 2009, Mr. McAlee held a series of senior management positions at Sovereign Bancorp, Inc., including serving as its chief accounting officer, general auditor and chief enterprise risk management officer. Prior to joining Sovereign, Mr. McAlee was a partner with Arthur Andersen LLP. Mr. McAlee holds a BS in accounting from St. Joseph's University and is a certified public accountant.
Vijay Bhasin has served as our Senior Vice President and Chief Risk Officer since 2009. Mr. Bhasin has significant mortgage finance industry expertise, including multiple senior management positions specializing in mortgage risk. From 2006 to 2008, Mr. Bhasin served as a managing director of Countrywide Financial Corporation and Bank of America, with responsibility for economic capital assessment, asset liability management, counterparty credit risk measurement and structured credit analytics. Earlier in his career, Mr. Bhasin held management positions with the Federal Home Loan Mortgage Corporation (Freddie Mac), including serving as vice president overseeing development and implementation of a variety of mortgage credit and prepayment models. He has also held research positions with the Federal National Mortgage Association (Fannie Mae) and the Board of Governors of the Federal Reserve System. Mr. Bhasin holds a BS in mechanical engineering from the National Institute of Technology, Kurukshetra, India, an MBA in finance and marketing from Southern Illinois University, and a PhD in finance from Indiana University, Bloomington.
Jeff R. Cashmer has served as the Senior Vice President and Chief Business Officer of Essent Guaranty, Inc., our mortgage insurance subsidiary, since 2009. Mr. Cashmer has more than 20 years of experience in mortgage finance, mortgage insurance and business development. From 2006 to 2009, Mr. Cashmer held several management positions with Radian Guaranty Inc., a mortgage insurance company, including most recently as Radian's executive vice president and chief operating officer, with responsibility for all operations, pricing and sales functions. He has also held other management positions within the mortgage insurance industry, including business development, capital markets, international business and strategic planning. Mr. Cashmer also worked at Household Finance Corporation, with roles in underwriting and quantitative marketing analytics. Mr. Cashmer holds a BS in finance from Illinois State University and an MBA from DePaul University’s Kellstadt Graduate School of Business.
Mary Lourdes Gibbons has served as our Senior Vice President, Chief Legal Officer and Assistant Secretary since 2008. Ms. Gibbons has more than 25 years of experience in the mortgage industry. From 2003 to 2008, Ms. Gibbons served as chief legal officer of Wilmington Finance, Inc., a mortgage lender. Ms. Gibbons began her career at the U.S. Bankruptcy Court and White and Williams LLP, a law firm. Ms. Gibbons' mortgage-related experience includes senior roles at ContiMortgage Corp. and Advanta Mortgage Corp. Ms. Gibbons holds a BS in marketing from St. Joseph's University and a JD from The Delaware Law School.
Joseph Hissong has served as our Senior Vice President and the President of Essent Reinsurance Ltd., our Bermuda-based reinsurance company, since 2015. Mr. Hissong has over 25 years of experience, specializing in strategy development and executing upon new business initiatives associated with international reinsurance transactions and strategic investment opportunities. From 2013 to 2015, Mr. Hissong was president of Cartesian Re Management Company, an insurance linked securities manager. Prior to joining Cartesian Re, Mr. Hissong worked for ParnterRe, Ltd. from 2003 to 2013, most recently as its executive director and head of private equity/strategic investments, where he sponsored PartnerRe’s original investment in Essent. Earlier in his career, Mr. Hissong served as a managing director of Swiss Re Financial Services

Group and as a partner in the law firm LeBoeuf, Lamb, Greene & MacRae LLP. Mr. Hissong holds a BS in mathematics and philosophy from Fordham University and a JD from the University of Chicago Law School.
David B. Weinstock has served as our Vice President and Chief Accounting Officer since 2009. Mr. Weinstock has over 25 years of experience in the areas of finance, accounting and controls. Between 1998 and 2009, Mr. Weinstock held a series of senior management positions at Advanta Corp., including serving as its chief accounting officer and vice president of investor relations. Prior to joining Advanta, Mr. Weinstock was a senior manager at Arthur Andersen LLP. Mr. Weinstock holds a BS in accounting from The Pennsylvania State University and is a certified public accountant.
Our executive officers are appointed by our board of directors and serve until their successors have been duly appointed and qualified or their earlier resignation or removal.
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation program for our named executive officers, whose compensation is set forth in the Summary Compensation Table elsewhere in this proxy statement.
For the year ended December 31, 2016, our named executive officers were:
•Mark A. Casale, Chairman of the Board of Directors, Chief Executive Officer and President;

•Lawrence E. McAlee, Senior Vice President and Chief Financial Officer;

•Vijay Bhasin, Senior Vice President and Chief Risk Officer;

•Jeff R. Cashmer, Senior Vice President, Business Development, Essent Guaranty, Inc.; and

•	Mary Lourdes Gibbons, Senior Vice President, Chief Legal Officer and Assistant Secretary
Executive Summary
The following summarizes our Company's pay-for-performance and key compensation-related actions that we took in 2016 and demonstrates the alignment of our compensation program with Company performance.
Overview of Our Performance in 2016
During 2016, we continued to execute on our core financial and business objectives:

•	new insurance written in 2016 was $34.9 billion, compared to $26.2 billion in new insurance written in 2015—exceeding our target level for 2016 by $7.9 billion, or approximately 30%;

•
earnings per share increased by 40.1% year-over-year, to $2.41 per share for the year ended December 31, 2016, as compared to $1.72 per share for 2015—exceeding our target level for 2016 by $0.31 per share; and

•	return on average equity for the year ended December 31, 2016 was 18.1%, exceeding our 16% target level for the year.
In addition, during 2016, our Bermuda reinsurance subsidiary, Essent Reinsurance Ltd. ("Essent Re") continued to execute third-party reinsurance transactions. As of December 31, 2016, Essent Re provided insurance and reinsurance in connection with GSE risk-share transactions covering approximately $384.1 million of risk on mortgage loans in reference pools associated with Freddie Mac's Agency Credit Insurance Structure (ACIS) and Fannie Mae's Credit Insurance Risk Transfer (CIRT) programs. Essent Re also continues to reinsure 25% of our US-based mortgage insurance business.
Executive Compensation Highlights
Based in large part on the Company's continued strong performance in 2016 and consistent with our emphasis on performance-based compensation (see "—Compensation Philosophy" below), the actual incentive compensation paid to our named executive officers for 2016 was above target. The compensation committee of our board of directors, which we refer to as the "compensation committee" or the "committee" in this Compensation Discussion and Analysis, awarded each of our named executive officers above-target incentive compensation under our annual bonus plan for 2016, in each case representing 175% of his or her respective annual incentive compensation target. As discussed below, effective for the year ended December 31, 2016, all of the annual bonuses for each of our named executive officers are payable solely in cash (rather than in a combination of cash and shares, as had been the case in prior years).

The compensation committee, with the assistance of its independent compensation consultant, engages in an ongoing review of our executive compensation program to determine that it supports the competitive compensation philosophy established by the committee and ultimately serves the interests of our shareholders. For 2016, the committee followed a similar process as it has used in prior years:

•
Process used for compensation determinations.  The committee reviewed external market data presented by its independent compensation consultant to aid it in setting market-based compensation levels. The committee also considered individual and Company performance, skill sets, experience, leadership, growth potential and other business needs as well as current best practices and developments when making compensation decisions.

•
Total target cash compensation.  Total target cash compensation for 2016 was targeted around the 25th percentile of our peer group (see "—Compensation Processes and Decisions During 2016" on page 22 for additional information).

•
Annual equity compensation. As discussed below, commencing in 2016, the committee has elected to make annual long-term incentive awards to our chief executive officer (who, prior to 2016, had not received any long-term incentive awards since our initial public offering in 2013). In 2016, we continued to make relatively modest annual long-term equity incentive grants to our other named executive officers.

Based upon its ongoing review of the Company's compensation program, the compensation committee approved in February 2016 the following changes to the compensation of certain of our named executive officers:

•	annual base salaries of each of Messrs. Casale, Bhasin and Cashmer were increased to $900,000, $400,000 and $400,000 (from $700,000, $350,000 and $350,000), respectively, effective January 1, 2016;

•	the target annual bonus award for Mr. Casale was increased to 150% of his annual base salary from 125%;

•
the target annual long term equity incentive award for Mr. Casale was set at 400% of his annual base salary, with 75% of such award being subject to performance- and time-based vesting and 25% being subject to time-based vesting over a three-year period;

•
the target annual long term equity incentive awards for Messrs. Bhasin and Cashmer were set at 75% of his respective annual base salary, with 50% of each award being subject to performance- and time-based vesting and 50% being subject to time-based vesting over a three-year period; and

•
commencing with the annual bonuses payable to each of our named executive officers for the year ended December 31, 2016, all such bonuses will be paid in cash (rather than in a combination of cash and shares, as had been the case in prior years).

In February 2017, the compensation committee made the following additional changes to the compensation of each of our named executives officers other than our chief executive officer:

•
the annual base salaries of each of Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons were increased to $400,000, $450,000, $450,000 and $400,000 (from $350,000, $400,000, $400,000 and $350,000), respectively, effective January 1, 2017; and

•
the target annual long term equity incentive awards for Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons were set at 150%, 200%, 200% and 150%, respectively, of his or her annual base salary, with 50% of each award being subject to performance- and time-based vesting and 50% being subject to time-based vesting over a three-year period.

Our compensation committee made the foregoing changes to the compensation of our named executive officers in order to better align their compensation with those holding similar positions within our peer group and in recognition of the performance of the Company as a whole and the contributions of our named executive officers to our growth.
Advisory Vote on Compensation
At our 2016 Annual General Meeting of Shareholders, our “say on pay” proposal resulted in a favorable vote from approximately 99% of the shares cast. We believe this high percentage primarily was due to the appropriateness of the overall design of our compensation programs and our regular communications with our shareholders and responsiveness to shareholder feedback obtained through our regular engagement process. After consideration of the shareholder input we received, which in general supported the structure and design of our compensation plans and programs, particularly our emphasis on long-term equity awards, as well as our strong performance and management’s and the compensation committee’s assessment of the continuing success of our compensation programs, the compensation committee determined that the overall design of our compensation programs during 2016 would be maintained consistent with immediate past years. The compensation committee will continue to work to ensure that our named executive officers’ interests are aligned with our shareholders’ interests to support long-term value creation and continue to strengthen the Company.
Consistent with the shareholder resolution on the frequency of the vote to approve our named executive officer’s compensation, our board of directors has determined that we will hold a non-binding, advisory vote on our executive compensation on an annual basis until the next required vote on the frequency of such votes on our executive compensation.
Executive Compensation Best Practices
We maintain strong compensation governance practices that we believe support our pay-for-performance principles and align management incentives with the interests of our shareholders. We have adopted a number of "best practices" with respect to executive compensation, including:

What We Do		What We Don't Do
✓	A significant portion of target annual compensation for our named executive officers is "at-risk" compensation, including performance-based incentive and long-term equity-based awards.	x	No significant perquisites.
✓	Maintain robust share ownership guidelines.	x	No special retirement plans for our named executive officers.
✓	Double-trigger equity vesting in respect of time-based restricted common shares upon a change in control.	x	No re-pricing of stock options without shareholder approval.
✓	Prohibit employees from hedging the value of our common shares.	x	No tax gross-ups on excise taxes.
✓	Retain an independent compensation consultant to review our executive compensation program and practices.	x	No dividends or dividend equivalents are paid in respect of unearned performance-based restricted common shares.
✓	Engage with our shareholders.
✓	Design our executive compensation programs to manage business and operational risk and to discourage short-term risk taking at the expense of long-term results.
Compensation Philosophy
Our compensation philosophy centers upon:

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attracting and retaining industry-leading talent to maximize shareholder value creation over the long-term by targeting compensation levels that are competitive when measured against other companies within our industry;

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emphasizing performance-based compensation that appropriately rewards our executives for delivering financial, operational and strategic results that meet or exceed pre-established goals, as reflected in our annual incentive program as well as through the use of restricted common shares subject to performance-based vesting in our long-term incentive program;

•	rewarding individual performance and contribution to our success; and

•	aligning the interests of our executives with those of our shareholders and the long-term interests of the Company through equity ownership requirements and grants of equity-based awards.
Executive Compensation Participants
Compensation Committee—Role and Permitted Members
The compensation committee oversees the compensation and benefit programs of our executive officers. The committee is responsible for ensuring that our compensation policies and practices support the successful recruitment, development, and retention of executive talent and leadership required to achieve our business objectives. The responsibilities of the compensation committee include:

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approving the goals and objectives relating to our chief executive officer's compensation, evaluating the performance of our chief executive officer in light of such goals and objectives, and setting the compensation of our chief executive officer based on this evaluation;

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approving the salaries and annual incentive awards of our other executive officers who report directly to our chief executive officer, including each of our senior vice presidents as well as our vice president and chief accounting officer, taking into account the recommendation of our chief executive officer and such other information as the compensation committee believes appropriate;

•	administering our equity incentive plans, including authorizing restricted common shares, restricted common share units, performance units, options and other equity-based awards under these plans;

•
retaining and terminating, in its sole discretion, third party consultants to assist in the evaluation of director and executive compensation (with sole authority to approve any such consultant's fees and other terms of engagement); and

•	assessing the appropriate structure and amount of compensation for our directors.
The committee is made up entirely of "independent" directors, consistent with the current listing standards of the NYSE. Each member of the committee also qualifies as a "non-employee director" as defined under Section 16 of the Securities Exchange Act of 1934 and as an "outside director" under Section 162(m) of the Internal Revenue Code.
Role of Management and Chief Executive Officer in Compensation Decisions
The compensation committee strongly believes in aligning the interests of our executives with those of our shareholders through an executive compensation program designed with input from our chief executive officer who is in regular dialogue with the committee and, as appropriate, the committee's independent compensation consultant, regarding internal, external, cultural, business and motivational challenges and opportunities facing us and our executive talent. To that end, our management team analyzes, with assistance from the committee's independent compensation consultant, trends and may recommend improvements to the compensation programs.
Our compensation committee seeks the views of our chief executive officer in setting and administering our executive compensation programs. In particular, at the beginning of each year, Mr. Casale, the Chairman of our board of directors and our Chief Executive Officer and President, oversees the development of corporate and individual goals for purposes of annual and long term compensation of each of our named executive officers (other than himself). These goals are derived from our corporate business plan and include both quantitative measurements and qualitative considerations selected to reinforce and enhance achievement of our operating and growth objectives. The compensation committee reviews these goals with Mr. Casale, adopts revisions it deems appropriate and determines the final goals for compensation.
Following the end of each year, Mr. Casale reviews with the compensation committee the achievement of corporate, business unit/regional and individual goals and the performance of each named executive officer (other than himself) and presents his recommendations (without any recommendation as to his own compensation) regarding base salary adjustments, annual bonus, and long-term equity awards for our named executive officers (other than his own) to ensure alignment of shareholder interests with each executive's goals as well as to reward the executive for their performance. Although the committee receives management's input with respect to executive compensation, all decisions regarding compensation for our named executive officers are made by the committee. With respect to the non-quantitative performance measures applicable to our named executive officers, the compensation committee relies heavily on the views of Mr. Casale (other than as to himself). As our Chief Executive Officer, Mr. Casale oversees the day to day performance of the other named executive officers. As such, our compensation committee believes that he is well positioned to evaluate their performance and make recommendations as to their overall compensation.
Independent Compensation Advisor
The compensation committee has the power to hire and fire independent compensation consultants, legal counsel, or financial or other advisors as it may deem necessary to assist it in the performance of its duties and responsibilities, without consulting or obtaining the approval of management of the Company. The compensation committee recognizes the importance of objective, independent expertise and advice in carrying out its responsibilities. The compensation committee has retained Korn Ferry Hay Group as its independent compensation consultant since before our initial public offering in 2013. Korn Ferry Hay Group reports directly to, and is directly accountable to, the committee, and the committee has the sole authority to retain, terminate and obtain the advice of Korn Ferry Hay Group at the Company's expense. The compensation committee selected Korn Ferry Hay Group as its consultant because of its expertise and reputation and the fact that Korn Ferry Hay Group has no other ties to management that could jeopardize its fully independent status, and has strong internal governance policies that help ensure that it maintains its independence. The committee partnered with Korn Ferry Hay Group throughout 2016 on executive compensation matters, including a review of the Company's compensation programs which resulted in the changes discussed above to the compensation of our named executive officers for 2016 and for early 2017. The committee, with the assistance of its independent compensation consultant, monitors market compensation practices and developments, as well as the appropriateness of the various components of the executive pay program, as our business progresses and evolves with anticipated growth and changing market conditions.
The compensation committee annually assesses the independence of Korn Ferry Hay Group pursuant to the rules of the SEC and the listing standards of the NYSE rules. In performing the annual independence assessment, the committee considers various factors bearing on adviser independence, including the nature and amount of work performed for the committee during the year, the nature of any unrelated services performed for the Company, the amount of fees paid for those services in relation to the firm's total revenues, the adviser's policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact the adviser's independence. Pursuant to SEC and NYSE rules, the committee assessed the independence of Korn Ferry Hay Group and determined that Korn Ferry Hay Group's work for the committee has not raised any conflicts of interest. During 2016, we paid Korn Ferry Hay Group approximately $43,062 in fees for its services to the compensation committee relating to executive and director compensation.
Peer Group Composition
In making compensation decisions, the compensation committee considered competitive market data presented by its independent compensation consultant, including data derived from a peer group of companies approved by the committee.
Our peer group consists of the following 15 publicly traded companies, which the committee initially approved in October 2014 and reconfirmed in February 2016:

• Arch Capital Group Ltd.	• Nationstar Mortgage Holdings Inc.
• Assurant, Inc.	• NMI Holdings, Inc.
• Everbank Financial Corp.	• Ocwen Financial Corp.
• Fidelity National Financial Inc.	• PHH Corporation
• First American Financial Corp.	• Radian Group Inc.
• Genworth Financial Inc.	• Stewart Information Services Corp.
• Markel Corporation	• W.R. Berkley Corp.
• MGIC Investment Corp.
This peer group was used by the committee to evaluate our executive compensation, including the changes made to our executive compensation in 2016 and in February 2017. In selecting peers, the compensation committee seeks to maintain consistency from year to year, to the extent appropriate, and the compensation committee's intention is to update its peer group every other year (other than for events potentially calling for the immediate elimination of a peer group member, such as a merger, acquisition or bankruptcy of a peer group member). The compensation committee selected the members of this peer group based on the consideration of the size (measured by both revenue and market capitalization), industry, organizational complexity of each company, the companies that we compete with for experienced executives, and the recommendations of its independent compensation consultant.
Compensation Objectives and Principles
The compensation committee believes that the establishment and maintenance of a competitive executive compensation program is in the best interests of our shareholders. Consistent with our compensation philosophy, the executive compensation program approved by the compensation committee is designed to facilitate the attraction and retention of top-caliber talent and to align the interests of our executives with those of our shareholders. For our fiscal year 2016:

•	target cash compensation of our named executive officers was determined to target generally the 25th percentile of our peer group (see "—Peer Group Composition" above); and

•	annual incentive opportunities for our named executive officers as a percentage of base salary were determined to target the 50th percentile (median) relative to our peer group.

Compensation Processes and Decisions During 2016
In 2016, our compensation committee made the following changes to the compensation of certain of our named executive officers in order to better align their compensation with those holding similar positions within our peer group and in recognition of the performance of the Company as a whole and the contributions of those named executive officers to our growth:

•
Base salaries and target annual incentive opportunities (as a percentage of base salary) were reviewed. As a result of that review, the annual base salaries of each of Messrs. Casale, Bhasin and Cashmer were increased to $900,000 $400,000 and $400,000 (from $700,000, $350,000 and $350,000), respectively. The compensation committee approved an increase in the target annual bonus payable to Mr. Casale to 150% of his annual base salary from 125%. The compensation committee elected to maintain the base salaries of each of our other named executive officers at the level set in connection with our initial public offering in November 2013, continuing to reflect total target cash compensation positioned around the 25th percentile of our peer group (see "—Peer Group Composition" above). The committee determined that setting base salaries at the 25th percentile was appropriate given our current size in comparison to other companies in our peer group (see "—Compensation Objectives and Principles" above).

•
The compensation committee examined total target cash compensation (which consists of an executive's base salary plus the portion of his or her target annual incentive that prior to 2016 had been mandatorily deferred into restricted common shares). Effective for 2016, the committee decided to discontinue the requirement that 25% of each executive's earned annual incentive award be deferred into restricted common shares (subject to a three-year vesting schedule), and accordingly all annual bonuses paid to our named executive officers for 2016 and after will be paid solely in cash.

•
In order to maintain the competitiveness our compensation programs for certain of our named executive officers relative to similar executives employed in our peer group, the committee made adjustments to the long-term incentive awards to each of Messrs. Casale, Bhasin and Cashmer effective January 1, 2016:

◦
The target annual long term equity incentive award for Mr. Casale was set at 400% of his annual base salary, with 75% of such award being subject to performance- and time-based vesting and 25% being subject to time-based vesting over a three-year period; and

◦
The target annual long term equity incentive awards for Messrs. Bhasin and Cashmer was set at 75% of his annual base salary, with 50% of each award being subject to performance- and time-based vesting and 50% being subject to time-based vesting over a three-year period.

As discussed above under "—Executive Summary—Executive Compensation Highlights," in February 2017, the compensation committee approved additional changes to the compensation of our named executive officers other than our chief executive officer commencing in 2017, again in order to better align their compensation with those holding similar positions within our peer group and in recognition of the Company's overall performance and the contributions of those named executive officers to our growth.

Elements of Compensation

In accordance with our overall compensation philosophy and program, executives are provided with a mix of base salary, short-term incentives, long-term incentives, and retirement and welfare benefits. Our compensation philosophy places a greater portion of the potential compensation for each named executive officer "at risk" such that compensation will vary based on performance. The following table describes key elements of compensation and the philosophy behind providing for each such element:

Compensation Element	Description	Philosophy Behind Providing Compensation Element
Annual Compensation:
Annual Base Salary	• Fixed component of annual cash compensation that reflects expertise and scope of responsibilities	• Attract and retain key talent • Provide financial certainty and stability • Recognition of individual performance
Performance-Based Annual Incentive	• Cash bonus plan based on performance relative to Company and individual objectives.
• Incentivize and motivate our named executive officers to meet or exceed our pre-established annual performance goals
• Attract and retain key talent
• Reward team success
• Align named executive officers' and shareholders' interests
• Discourages excessive risk taking

Long-Term Compensation:
Long-Term Incentive Program	• A long-term incentive program using time-vested and performance-based restricted common share awards, with performance-vested awards subject to a multi-year performance period	• Foster a focus on long-term Company performance and long-term success • Attract and retain key talent • Align named executive officers' and shareholders' interests • Discourages excessive risk taking
Other Executive Benefits:
Retirement Programs	• Participation in a 401(k) defined contribution plan, including a matching contribution of 100% of a participant's contribution up to 4% of the participant's compensation	• Attract and retain key talent • Provide income security for retirement
Perquisites	• Financial planning services • Diagnostic wellness examinations	• Assist with financial planning needs so executives can better focus on key responsibilities • Allow executives to focus on general health and well being
Other Benefits	• Medical, dental, vision, life insurance, short and long-term disability, and other benefits	• Attract and retain key talent • Provide for safety and wellness of executive • Provide competitive benefits to employees
The compensation committee reviews all elements that collectively contribute to total compensation rather than any specific formula to determine the allocation between performance-based and fixed compensation in making its decisions each year. This process ensures that judgments made in respect of any individual element of compensation are taken in the context of the total compensation that an individual receives, particularly the balance between base salary, annual incentives and long-term incentives.
Base Salary
Base salaries are an important element of compensation and provide our executive officers with a fixed rate of cash compensation that is "non-variable" during the relevant period. In determining base pay, our compensation committee considers the executive's responsibilities, growth potential, individual performance against predetermined objectives, base salary competitiveness as compared to the external market, and our operating performance.
While the compensation committee targeted base salary for 2016 at the 25th percentile of our peer group (see "—Peer Group Composition" above), actual base salary may be above or below that percentile based on the committee's review of the underlying scope of a named executive officer's responsibilities, individual performance and experience, internal pay equity, and retention concerns. The compensation committee strives to maintain base salaries at levels that will attract top talent, while linking a significant portion of an executive's total compensation opportunity to our success.

The annual base salaries for our named executive officers for 2016 (as compared to base salaries in 2015) were:

Name	2015 Base Salary	2016 Base Salary
Mark A. Casale	$700,000	$900,000
Lawrence E. McAlee	$350,000	$350,000
Vijay Bhasin	$350,000	$400,000
Jeff R. Cashmer	$350,000	$400,000
Mary Lourdes Gibbons	$350,000	$350,000
Annual Incentive Compensation
In connection with our initial public offering in November 2013, our board of directors approved, and our shareholders adopted, the Essent Group Ltd. Annual Incentive Plan, which we refer to as the "Annual Plan." In 2016, incentive awards were made under our annual leadership bonus program pursuant to the Annual Plan. The Annual Plan is intended to advance the interests of the Company and its shareholders by:

•
providing those employees designated by the compensation committee, which may include our named executive officers, senior vice presidents, other senior executives, and other employees, incentive compensation tied to pre-established performance goals;

•	identifying and rewarding superior performance;

•	providing competitive compensation to attract, motivate, and retain outstanding employees who achieve superior performance for us; and

•	fostering accountability and teamwork throughout the Company.
In accordance with the terms of the Annual Plan, the compensation committee established our fiscal year (which coincides with the calendar year) as the performance period, designated those executives eligible to participate, set the level of potential awards and determined the financial targets or other performance measures which, if attained, result in payment of awards under our annual leadership bonus program for 2016 (the "performance goals").
Performance Targets for Past Year/Performance Period
The table below sets forth each named executive officer's 2016 threshold, target and maximum annual incentive opportunities under our annual leadership bonus program, expressed as a percentage of base salary.
2016 Annual Incentive Opportunity
Expressed as a Percentage of Base Salary in 2016

Name	Threshold	Target	Maximum
Mark A. Casale	112.5%	150%	262.5%
Lawrence E. McAlee	75%	100%	175%
Vijay Bhasin	75%	100%	175%
Jeff R. Cashmer	75%	100%	175%
Mary Lourdes Gibbons	75%	100%	175%
The weighting of corporate and individual performance goals for annual incentive compensation opportunities varies among our named executive officers. Mr. Casale's annual award is based entirely on the achievement of corporate goals, and the annual awards of our other named executive officers are based 50% on achievement of each of corporate and individual goals. We believe that these goals in concert help ensure that executives are focused on creating long-term value for our shareholders by effectively growing in a profitable manner with an emphasis on the long-term prospects of the Company.
With respect to corporate goals, the annual incentive opportunity for 2016 was designed to focus our named executive officers on both quantitative and qualitative financial and strategic goals: new insurance written (35% weighting); earnings per share (25% weighting); average return on equity (20% weighting); and subjective corporate-level strategic accomplishments determined and evaluated by the compensation committee (20%). Management and the compensation committee view the substance and nature of the subjective corporate-level strategic accomplishments to be proprietary and sensitive.

The following table summarizes the corporate performance goals for 2016 applicable to our named executive officers.

2016 Annual Incentive Plan Performance Goals

Goal	Threshold	Target	Maximum	Actual
New insurance written	$24.0 billion	$27 billion	$30.0 billion	$34.9 billion
Earnings per share	$1.85	$2.10	$2.25	$2.41
Return on average equity for the year ended December 31, 2016	14%	16%	>17%	18.1%
Strategic accomplishments	as determined by the Compensation Committee			100% accomplished
In determining the annual incentive award for each of our named executive officers (other than Mr. Casale), the compensation committee considered the achievement of the following individual performance goals:

Name	Individual Performance Goals
Lawrence E. McAlee
• Finalize revolving credit facility
• Evaluate potential changes in offshore affiliate quota share reinsurance arrangement
• Evaluate and implement automation and efficiency projects within the Company's finance operations
• Evaluate expense management opportunities
• Evaluate strategic opportunities for the Company
• Manage the Company's capital position and investment portfolio

Vijay Bhasin
• Evaluate risk/profitability strategies
• Evaluate potential efficiencies in underwriting, post-closing and quality assurance processes
• Implement efficiency measures to support underwriting, post-closing and QA processes
• Support the Company's new product development efforts
• Develop economic commentary and housing market analysis for potential distribution to customers
• Refine risk and economic capital models

Jeff R. Cashmer
• New insurance written of at least $27 billion in 2016
• Various thresholds regarding the number of "active" customers during 2016
• Support growth of the Company's direct marketing platform
• Develop career planning process for the Company's account representatives
• Support business development efforts with various customers

Mary Lourdes Gibbons
• Finalize revolving credit facility
• Provide legal support to assist in strategies to grow the Company's business
• Implement HRIS system
• Introduce executive education programs for high potential employees
• Negotiate new and/or renewal leases for the Company's offices
• Achieve milestone deliverables on strategic marketing plan

Based on the achievement of corporate and, as applicable, individual performance goals, the compensation committee approved annual incentive awards in the following amounts for each of our named executive officers. As discussed above, commencing in 2016, 100% of the bonus earned by each of our named executive officers is paid in cash.

Name	Target Annual Incentive Bonus - 2016	Annual Incentive Bonus Award - 2016	% of Target
Mark A. Casale	$1,350,000	$2,362,500	175%
Lawrence E. McAlee	$350,000	$612,500	175%
Vijay Bhasin	$400,000	$700,000	175%
Jeff R. Cashmer	$400,000	$700,000	175%
Mary Lourdes Gibbons	$350,000	$612,500	175%

Long-Term Equity Incentive Compensation
Through our long-term equity incentive program, we provide our senior executives, including each of our named executive officers, the opportunity to earn equity awards which are in part contingent on the attainment of multi-year performance goals. Our long-term equity incentive awards provide balanced equity incentives that reward executive focus on delivering both financial results and long-term growth. Equity-based compensation is used in order to facilitate retention, provide long-term motivation and focus our executives on increasing shareholder value. In addition, we believe that our long-term equity incentive compensation program balances the risks associated with short-term incentive compensation that may reward behavior with short-term benefits that may be less beneficial over the long-term. The target long-term equity incentive awards are designed to achieve, when combined with the executive's base salary and target annual incentive compensation opportunity, total compensation at approximately the 50th percentile of comparable positions at peer group companies (see "—Peer Group Composition" above).
As discussed above, commencing in 2016, the compensation committee approved changes in the target annual long term equity incentive awards to Messrs Casale, Bhasin and Cashmer. For 2016, the target annual long term equity incentive award for Mr. Casale was set at 400% of his annual base salary, with 75% of such award being subject to performance- and time-based vesting and 25% being subject to time-based vesting over a three-year period, and the target annual long term equity incentive awards for Messrs. Bhasin and Cashmer were set at 75% of his respective annual base salary, with 50% of each award being subject to performance- and time-based vesting and 50% being subject to time-based vesting over a three-year period. The committee elected to keep the target annual long term equity incentive awards for our other named executive officers for 2016 at 50% of his or her respective annual base salary in the form of time-vested and time- and performance-vested restricted common shares.
The following table sets forth the annual long term equity incentive awards granted to our named executive officers in 2016:

Name	Restricted Shares Subject to Time-Based Vesting	Restricted Shares Subject to Time- and Performance- Based Vesting	Total Restricted Shares Granted
Mark A. Casale	52,911	158,731	211,642
Lawrence E. McAlee	5,145	5,145	10,290
Vijay Bhasin	8,819	8,819	17,638
Jeff R. Cashmer	8,819	8,819	17,638
Mary Lourdes Gibbons	5,145	5,145	10,290
The time-vested restricted common shares vest in equal annual installments during the three-year period commencing on March 1, 2016, subject to the executive's continuous employment through each such vesting date. The performance-vested shares become earned upon the Company's achievement of the compounded annual book value per growth percentage set out in the following table (with straight line interpolation between the respective levels) during the three-year performance period commencing on January 1, 2016, and any earned shares will vest on March 1, 2019, subject to the executive's continuous employment through such date:

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
Threshold	<13%	—%
	13%	25%
	14%	50%
	15%	75%
Maximum	>16%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

Other Elements of Compensation
As described below, we also provide certain retirement benefits and welfare benefits to our named executive officers.

Retirement Benefits
Our eligible employees, including each of our named executive officers, are eligible to participate in a tax-qualified 401(k) retirement plan. In addition to being able to make contributions (up to tax law limits), participants are eligible for a Company matching contribution of 100% on their contributions up to 4% of their eligible compensation effective January 1, 2017 (prior to January 1, 2017, our 401(k) matching contribution was 50% on contributions up to 4% of eligible compensation). The matching contribution is provided on the same basis to our named executive officers as all other employees who participate in the plan. The amounts contributed to the 401(k) plan on behalf of each of the named executive officers are listed in the Summary Compensation Table elsewhere in this proxy statement.
Perquisites
We do not have a formal perquisite policy and do not emphasize special perquisites for our executive officers, although the compensation committee periodically reviews perquisites for our named executive officers. Rather, there are certain specific perquisites we have agreed to compensate particular executives based on their specific situations. In particular, each of our named executive officers is entitled to participate in the Company's financial counseling and diagnostic wellness programs as in effect from time to time.
Medical and Other Welfare Benefits
Our named executive officers, along with all of our other employees, are eligible to participate in medical, dental, life, accidental death and disability, long-term disability, short-term disability, and other employee benefits. The purpose of these plans is to provide competitive benefits to our employees and to help to attract and retain employees by offering a comprehensive package of benefits.
Termination, Severance and Change in Control Benefits
The employment agreements with each of our named executive officers provide severance payments and benefits upon certain qualifying terminations of employment. In addition, upon certain qualifying terminations following, or in some circumstances upon the occurrence of, a change in control, our named executive officers may be entitled to receive certain vesting of their outstanding restricted common share awards pursuant to the terms of their respective employment agreement or the terms of our equity incentive plans.
Based on the input of its independent compensation consultant, the compensation committee determined that these arrangements are appropriate and that the payments and benefits provided for under these arrangements upon certain qualifying terminations of employment or in connection with a change in control are consistent with market practice and essential in attracting and retaining key talent. In addition, the change in control provisions are significant to ensure that we have the continued attention and dedication of our executives during circumstances that could result in a change in control. These provisions are further described beginning on page 36 ("—Potential Payments and Benefits upon Termination or Change in Control").
Impact of FASB ASC Topic 718
The accounting standards applicable to the various forms of long-term incentive plans under FASB ASC Topic 718 is one factor that the compensation committee and the Company consider in the design of long-term equity incentive programs. Other factors include the link to the performance that each vehicle provides, the degree of upside leverage and downside risk inherent in each vehicle, the impact on dilution and overhang that the vehicles have, and the role that each vehicle has in the attraction, retention, and motivation of our executive and key employee talent. The Company and its external financial advisors consider FASB ASC Topic 718 expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about awards under long-term incentive plans.
Tax Considerations and Deductibility of Compensation
Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1 million paid to their chief executive officers and the three other most highly compensated executive officers (other than the chief financial officer) unless certain performance and other requirements are met. Our intent generally is to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our executive officers, and we believe that a substantial portion of our current executive compensation program satisfies the requirements for exemption from the $1 million deduction limitation. We have also intended to comply with applicable laws in order to rely on transition rules under Section 162(m) for newly public companies; to the extent such transition rules apply to us, the $1 million deduction limitation would not be applicable. The transition period applicable to us for Section 162(m) will expire as of the date of the Annual Meeting. In any event, the compensation committee reserves the flexibility to structure compensation programs as it determines, in its business judgment, to be appropriate for us, regardless of whether any of such compensation ultimately may be deductible.
Share Ownership Guidelines
Both our non-executive directors as well as our senior executives (which we define as our chief executive officer and each of his direct reports and includes all of our named executive officers) are required to maintain certain ownership levels of common shares during their service.
As of the later of (i) November 2019, which is five years after the adoption of our director and senior executive share ownership guidelines, and (ii) five years after the date on which a director is appointed to our board or a senior executive is appointed to a position subject to the ownership guidelines, each director and senior executive is required to own a minimum number of our common shares with an aggregate value equal to the following (or such lesser amount as the director or senior executive may have been granted to date):

Position	Minimum Value of Common Shares Held
Director	Five times annual cash compensation
Chief Executive Officer	Six times annual base salary
Other Senior Executives	Two times annual base salary
Furthermore, each director and senior executive must hold at least 50% of the common shares that we issue to that individual until he or she satisfies the applicable share ownership threshold, less any shares used to satisfy tax obligations arising from receiving common shares from us.
For the purposes of our share ownership guidelines, restricted common shares and restricted common share units subject to time-based vesting are treated as shares held by a director or senior executive. However, unvested performance-based restricted common shares and restricted common shares units are not treated as being owned until they are earned and vested.
Our non-employee directors and executive officers are also subject to our insider trading policy, which prohibits transactions in our securities outside of "window" periods (except pursuant to previously adopted, approved Rule 10b5-1 plans), including short sales on our shares, or the purchase or sale of options, puts, calls, straddles, equity swaps, or other derivative securities that are directly linked to our equity.
Our compensation committee retains discretion to waive non-compliance with our share ownership guidelines in light of an individual director's particular facts and circumstances from time to time.
As of December 31, 2016, our chief executive officer and each of our senior executives have met the applicable share ownership guidelines. Our board members are expected to satisfy their share ownership guidelines through their annual equity compensation grants in respect of their board service.
No Hedging Policy
Members of our board of directors and our executives are prohibited from hedging their ownership or offsetting any decline in the market value of our common shares, including by trading in publicly-traded options, puts, calls or other derivative instruments related to our common shares.
Compensation Committee Report
We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review and discussion with management, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee of the Board of Directors
Roy J. Kasmar, Chairman
Allan Levine
William Spiegel
The foregoing report of the compensation committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our named executive officers in fiscal years 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Mark A. Casale	2016	900,000	—	3,950,045	—	2,362,500	—	30,122	7,242,667
Chairman of the	2015	700,000	—	350,023	—	1,050,000	—	13,495	2,113,518
Board of Directors,	2014	700,000	229,687	279,264	—	820,313	—	32,420	2,061,684
Chief Executive Officer
and President

Lawrence E. McAlee	2016	350,000	—	306,298	—	612,500	—	29,679	1,298,477
Senior Vice President	2015	350,000	—	306,263	—	393,750	—	42,224	1,092,237
and Chief Financial Officer	2014	350,000	65,625	293,777	—	328,125	—	9,204	1,046,731

Vijay Bhasin	2016	400,000	—	431,288	—	700,000	—	41,093	1,572,381
Senior Vice President	2015	350,000	—	306,263	—	393,750	—	47,192	1,097,205
and Chief Risk Officer	2014	350,000	65,625	293,777	—	328,125	—	34,463	1,071,990

Jeff R. Cashmer (4)	2016	400,000	—	431,288	—	700,000	—	11,670	1,542,958
Senior Vice President
and Chief Business Officer

Mary Lourdes Gibbons	2016	350,000	—	306,298	—	612,500	—	12,188	1,280,986
Senior Vice President,	2015	350,000	—	306,263	—	393,750	—	11,674	1,061,687
Chief Legal Officer and	2014	350,000	65,625	293,777	—	328,125	—	5,200	1,042,727
Assistant Secretary

_______________________________________________________________________________

(1)
The amounts reported in this column represents the aggregate grant date fair value of the share awards computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value of restricted common shares that are subject to both time- and performance-based vesting conditions has been computed assuming the probable outcome of the performance conditions on the date of grant. For additional information, including a discussion of the assumptions used to calculate these values, see "—Outstanding Equity Awards at Fiscal Year-End" below and Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)
The amounts reported in this column represent the cash portion of the annual bonuses earned by our named executive officers pursuant to our annual leadership bonus program pursuant to our Annual Plan. For additional information regarding our annual leadership bonus program and Annual Plan, see "—Narrative to Summary Compensation Table—Annual Leadership Bonus Plan."

(3)
The amounts reported in this column for 2016 include: (a) financial planning services fees of $24,822, $24,379, $8,045 and $6,888 paid on behalf of each of Messrs. Casale, McAlee and Cashmer and Ms. Gibbons, respectively; (b) matching 401(k) contributions of $5,300 on behalf of each of Messrs. Casale, McAlee and Bhasin and Ms. Gibbons and $3,625 on behalf of Mr. Cashmer; and (c) reimbursement of $35,793 in travel and housing expenses incurred by Mr. Bhasin.

(4)
Mr. Cashmer was not a named executive officers prior to 2016. In accordance with SEC regulations, only compensation information starting in the fiscal year in which an individual became a named executive officer is reported in the Summary Compensation Table.

Grants of Plan Based Awards Table
The following table sets forth information regarding grants of plan based awards to our named executive officers for the year ended December 31, 2016.

						Estimated Future Payouts Under Equity Incentive Plan Awards(2)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
								All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Maximum (#)
Mark A. Casale	—		1,012,500	1,350,000	2,362,500	—	—	—	—
	2/10/2016	(4)	—	—	—	—	—	20,577	350,015
	2/10/2016	(5)	—	—	—	—	—	52,911	900,016
	2/10/2016		—	—	—	39,683	158,731	—	2,700,014

Lawrence E. McAlee	—		262,500	350,000	612,500	—	—	—	—
	2/10/2016	(4)	—	—	—	—	—	7,177	131,266
	2/10/2016	(5)	—	—	—	—	—	5,145	87,516
	2/10/2016		—	—	—	1,286	5,145	—	87,516

Vijay Bhasin	—		300,000	400,000	700,000	—	—	—	—
	2/10/2016	(4)	—	—	—	—	—	7,177	131,266
	2/10/2016	(5)	—	—	—	—	—	8,819	150,011
	2/10/2016		—	—	—	2,205	8,819	—	150,011

Jeff R. Cashmer	—		300,000	400,000	700,000		—	—	—
	2/10/2016	(4)	—	—	—	—	—	7,177	131,266
	2/10/2016	(5)	—	—	—	—	—	8,819	150,011
	2/10/2016		—	—	—	2,205	8,819	—	150,011

Mary Lourdes Gibbons	—		262,500	350,000	612,500	—	—	—	—
	2/10/2016	(4)	—	—	—	—	—	7,177	131,266
	2/10/2016	(5)	—	—	—	—	—	5,145	87,516
	2/10/2016		—	—	—	1,286	5,145	—	87,516
_______________________________________________________________________________

(1)
Represents the threshold, target and maximum value of annual incentive awards that could have been earned by our named executive officers under our annual leadership bonus program pursuant to our Annual Plan for the year ended December 31, 2016. For a discussion of the terms of our annual leadership bonus program and Annual Plan and the amounts earned thereunder by the named executive officers for 2016, see "—Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Compensation" above.

(2)
The restricted common shares are eligible to become earned as set forth in the table below based upon achievement of our compounded annual book value per share growth percentage during the three-year performance period commencing January 1, 2016. All restricted common shares that are earned will vest on March 1, 2019, subject to the executive's continuous employment through the applicable date.

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
	<13%	—%
Threshold	13%	25%
	14%	50%
	15%	75%
Maximum	>16%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the share awards granted in 2016, computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value of restricted common shares that are subject to both time- and performance-based vesting conditions has been computed assuming the probable outcome of the performance conditions on the date of grant. For additional information, including a discussion of the assumptions used to calculate these values, see "—Outstanding Equity Awards at Fiscal Year-End" below and Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(4)
Represents time-based vesting restricted common shares granted to each of our named executive officers in February 2016 for 2015 performance under our annual leadership bonus program pursuant to our Annual Plan, which vest in three equal annual installments on each of March 1, 2017, 2018 and 2019, subject to the executive's continuous employment through each such date.

(5)
Represents time-based vesting restricted common shares granted to each of our named executive officers under our long-term equity incentive program, which vest in three equal annual installments on each of March 1, 2017, 2018 and 2019, subject to the executive's continuous employment through each such date.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Executive Employment Agreements
Certain of the compensation awarded to, earned by, or paid to our named executive officers reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table above is provided pursuant to employment arrangements entered into with us and/or our affiliates. In connection with our initial public offering in November 2013, we and/or our affiliates entered into a new employment agreement with each of Messrs. Casale, McAlee, Bhasin and Cashmer and Ms. Gibbons, which replaced and superseded each of the executive's prior employment agreements with us and/or our affiliates.
The current employment agreement with each of Messrs. Casale, McAlee, Bhasin and Cashmer and Ms. Gibbons has an initial term which expired on November 5, 2016 and automatically extends for successive one-year periods, unless at least 120 days prior to the expiration of the then current term either party to the agreement provides the other party with written notice of its intention not to renew the agreement.
Under the terms of his or her respective employment agreement, Mr. Casale is entitled to an annual base salary, currently $900,000, and Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons are each entitled to annual base salaries, currently $350,000, $400,000, $400,000 and $350,000, respectively.
Each of our named executive officers are also eligible to receive an annual bonus based upon the achievement of corporate and individual performance objectives. Mr. Casale is entitled to a target annual bonus, currently equal to 150% of his annual base salary, while each of Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons are entitled to a target annual bonus, currently equal to 100% of his or her respective annual base salary. For a discussion of our annual bonus plan, see "—Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Compensation" above and "—Annual Leadership Bonus Program" below.
Each of our named executive officers is also eligible to participate in our long-term incentive program. Pursuant to their employment agreements, each of our named executive officers is entitled to a target opportunity under our long-term incentive program. See "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information.
Our named executive officers are also entitled to participate in health, insurance, retirement and other benefits on no less favorable terms to similarly situated employees.
For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under these employment arrangements, see "—Potential Payments upon Termination or Change in Control" below.
Annual Leadership Bonus Program
All employees with the title of senior vice president and above who report directly to our chief executive officer, and certain other designated employees, are eligible to participate in our annual leadership bonus program pursuant to the Annual Plan. Our annual leadership bonus program pays for performance, which means that both we and the executive must meet minimum stated goals for the executive to qualify for a bonus. The weighting of corporate and individual goals varies by level of employee. Mr. Casale's annual bonus is based entirely on the achievement of corporate goals. The weighting of the annual bonus is 50% individual goals and 50% corporate goals for each of Messrs. Bhasin and McAlee and Ms. Gibbons and 75% individual goals and 25% corporate goals for Mr. Cashmer.

Bonus payments under the program occur as soon as practicable following the end of the fiscal year, and in no event later than March 15th of the following year, subject to the executive's continuous employment through such payment date. Effective for 2016, bonuses are paid in cash.
Pursuant to the employment agreements with our named executive officers, no less than 50% of any bonus will be paid in cash. As discussed above under "—Compensation Discussion and Analysis-Executive Compensation Highlights", in February 2016 our compensation committee determined that, commencing with annual bonuses paid for the year ended December 31, 2016, all of such annual bonuses payable to our senior executive officers, including each of our named executive officers, will be paid solely in cash. For additional information regarding the vesting of outstanding restricted common shares held by our named executive officers on a termination of employment, see "—Potential Payment upon Termination or Change in Control" below.
In connection with our initial public offering, our board of directors adopted, and our shareholders approved, the Essent Group Ltd. Annual Incentive Plan, or the Annual Incentive Plan. Commencing in 2014, annual cash incentive awards have been made pursuant to the Annual Incentive Plan. For a summary of the Annual Incentive Plan, see "—Compensation Discussion and Analysis—Elements of Compensation—Incentive Compensation Plans" above and "Proposal 4: Approval of Essent Group Ltd. Annual Incentive Plan" below.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards of our common shares held by each of our named executive officers as of December 31, 2016.

	Stock Awards
Name	Grant Date		Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units that have not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(1) ($)
Mark A. Casale	2/10/2016	(2)	20,577	666,077	—	—
	2/10/2016	(3)	52,911	1,712,729	—	—
	2/10/2016	(3)	—	—	158,731	5,138,122
	2/10/2015	(2)	9,540	308,810	—	—
	11/5/2013	(4)	156,250	5,057,813	—	—
	11/5/2013	(4)	937,500 (7)	30,346,875	—	—
Lawrence E. McAlee	2/10/2016	(2)	7,717	249,799	—	—
	2/10/2016	(3)	5,145	166,544	—	—
	2/10/2016	(3)	—	—	5,145	166,544
	2/10/2015	(2)	3,577	115,787	—	—
	2/10/2015	(5)	2,385	77,202	—	—
	2/10/2015	(5)	—	—	3,577	115,787
	2/14/2014	(2)	1,593	51,565	—	—
	2/14/2014	(6)	1,174	38,002	—	—
	2/14/2014	(6)	3,521 (7)	113,975	—	—
	11/5/2013	(4)	18,750	606,938	—	—
	11/5/2013	(4)	37,500 (7)	1,213,875	—	—

Vijay Bhasin	2/10/2016	(2)	7,717	249,799	—	—
	2/10/2016	(3)	8,819	285,471	—	—
	2/10/2016	(3)	—	—	8,819	285,471
	2/10/2015	(2)	3,577	115,787	—	—
	2/10/2015	(5)	2,385	77,202	—	—
	2/10/2015	(5)	—	—	3,577	115,787
	2/14/2014	(2)	1,593	51,565	—	—
	2/14/2014	(6)	1,174	38,002	—	—
	2/14/2014	(6)	3,521 (7)	113,975	—	—
	11/5/2013	(4)	18,750	606,938	—	—
	11/5/2013	(4)	37,500 (7)	1,213,875	—	—
Jeff R. Cashmer	2/10/2016	(2)	7,717	249,799	—	—
	2/10/2016	(3)	8,819	285,471	—	—
	2/10/2016	(3)	—	—	8,819	285,471
	2/10/2015	(2)	3,577	115,787	—	—
	2/10/2015	(5)	2,385	77,202	—	—
	2/10/2015	(5)	—	—	3,577	115,787
	2/14/2014	(2)	1,593	51,565	—	—
	2/14/2014	(6)	1,174	38,002	—	—
	2/14/2014	(6)	3,521 (7)	113,975	—	—
	11/5/2013	(4)	18,750	606,938	—	—
	11/5/2013	(4)	37,500 (7)	1,213,875	—	—
Mary Lourdes Gibbons	2/10/2016	(2)	7,717	249,799	—	—
	2/10/2016	(3)	5,145	166,544	—	—
	2/10/2016	(3)	—	—	5,145	166,544
	2/10/2015	(2)	3,577	115,787	—	—
	2/10/2015	(5)	2,385	77,202	—	—
	2/10/2015	(5)	—	—	3,577	115,787
	2/14/2014	(2)	1,593	51,565	—	—
	2/14/2014	(6)	1,174	38,002	—	—
	2/14/2014	(6)	3,521 (7)	113,975	—	—
	11/5/2013	(4)	18,750	606,938	—	—
	11/5/2013	(4)	37,500 (7)	1,213,875	—	—
____________________________________________________________________

(1)	The dollar amounts shown were calculated based on the closing price of our common shares on the NYSE on December 30, 2016 of $32.37.

(2)
Represents restricted common shares granted as part of the named executive officer's annual incentive bonus. These restricted common shares are subject to solely time-based vesting and vest in three equal annual installments commencing in January following the respective grant date, with respect to grants in 2014, and in March, with respect to grants in 2015 and 2016.

(3)
On February 10, 2016, each of our named executive officers were granted restricted common share awards. A portion of the restricted common shares granted are subject to solely time-based vesting. These shares vest in three equal annual installments on each of March 1, 2017, March 1, 2018 and March 1, 2019, subject to the executive's continuous employment through each such vesting date. A portion of the restricted common shares granted are subject to time-and performance-based vesting. These restricted common shares are eligible to become earned, as set forth in the table below, based upon achievement of our compounded annual book value per share growth percentage during the three-year performance period commencing January 1, 2016. Any shares which become earned will vest on March 1, 2019, subject to the executive's continuous employment through such date:

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
Threshold	<13%	—%
	13%	25%
	14%	50%
	15%	75%
Maximum	>16%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

The number and market value of the unearned restricted common shares subject to time- and performance-based vesting included in the table above assumes maximum performance has been achieved.

(4)
In connection with our initial public offering in November 2013, restricted common shares were granted to members of senior management, including each of our named executive officers. A portion of these restricted common shares granted are subject to solely time-based vesting. The remaining unvested portion of these time-based vesting restricted common shares outstanding on December 31, 2016 are scheduled to vest on January 1, 2017 and January 1, 2018, subject to the executive's continuous employment through each such vesting date. A portion of these restricted common shares granted are subject to time- and performance-based vesting. These restricted common shares are eligible to become earned, as set forth in the table below, based upon achievement of our compounded annual book value per share growth percentage during the three-year performance period commencing January 1, 2014. Any shares which become earned will vest on the one-year anniversary of the achievement of compounded annual book value per share growth as follows, subject to the executive's continuous employment through such date:

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
Threshold	<11%	—%
	11%	10%
	12%	36%
	13%	61%
	14%	87%
Maximum	>15%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

As a result of our above-target performance for the performance period , the number and market value of the unearned restricted common shares subject to time- and performance-based vesting reported in the “Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested” column assumes maximum performance has been achieved for the performance period, in accordance with SEC rules. On February 8, 2017, our board of directors certified that the maximum compounded annual book value per share growth for the three-year performance period commencing January 1, 2014 had been achieved.

(5)
On February 10, 2015, each of Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons were granted restricted common share awards. A portion of the restricted common shares granted are subject to solely time-based vesting. These shares vest in three equal annual installments on each of March 1, 2016, March 1, 2017 and March 1, 2018, subject to the executive's continuous employment through each such vesting date. A portion of the restricted common shares granted are subject to time-and performance-based vesting. These restricted common shares are eligible to become earned, as set forth in the table below, based upon achievement of our compounded annual book value per share growth percentage during the three-year performance period commencing January 1, 2015. Any shares which become earned will vest on March 1, 2018, subject to the executive's continuous employment through such date:

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
Threshold	<11%	—%
	11%	10%
	12%	36%
	13%	61%
	14%	87%
Maximum	>15%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

The number and market value of the unearned restricted common shares subject to time- and performance-based vesting included in the table above assumes maximum performance has been achieved.

(6)
On February 14, 2014, each of Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons were granted restricted common share awards. A portion of the restricted common shares granted are subject to solely time-based vesting. The remaining unvested portions of these awards as of December 31, 2016 will vest on March 1, 2017, subject to the executive's continuous employment through each such vesting date. A portion of the restricted common shares granted are subject to time-and performance-based vesting. These restricted common shares are eligible to become earned, as set forth in the table below, based upon achievement of our compounded annual book value per share growth percentage during the three-year performance period commencing January 1, 2014. Any shares which become earned will vest on March 1, 2017, subject to the executive's continuous employment through such date:

Performance Level	Compounded Annual Book Value Per Share Growth	Restricted Common Shares Earned(*)
Threshold	<11%	—%
	11%	10%
	12%	36%
	13%	61%
	14%	87%
Maximum	>15%	100%
_______________________________________________________________________________

(*)
In the event that the compounded annual book value per share growth falls between the performance levels shown above, the restricted common shares earned will be determined on a straight line basis between the respective levels.

As a result of our above-target performance for the performance period , the number and market value of the unearned restricted common shares subject to time- and performance-based vesting reported in the “Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested” column assumes maximum performance has been achieved for the performance period, in accordance with SEC rules. On February 8, 2017, our board of directors certified that the maximum compounded annual book value per share growth for the three-year performance period commencing January 1, 2014 had been achieved.

(7)
Because the three-year performance period commencing January 1, 2014 is complete, the number of shares earned is reported in the “Number of Shares or Units of Stock That Have Not Vested” column based on the actual achievement of compounded book value per share growth.

Option Exercises and Stock Vested
The following table sets forth certain information regarding the exercise of stock options and shares acquired upon vesting by our named executive officers during the year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Mark A. Casale	—	—	82,895	1,805,318
Lawrence E. McAlee	—	—	21,444	462,516
Vijay Bhasin	—	—	23,340	504,370
Jeff R. Cashmer	—	—	21,972	474,171
Mary Lourdes Gibbons	—	—	21,444	462,516
_______________________________________________________________________________

(1)	Represents the aggregate market value of the shares on the vesting date.
Pension Benefits
The Company does not currently have in place any defined benefit pension plans or other benefit plans providing specified retirement payments and benefits for employees.
Non-Qualified Deferred Compensation
The Company does not currently have in place any non-qualified defined contribution or other non-qualified deferred compensation plans for the benefit of employees.
Potential Payments upon Termination or Change in Control
We do not maintain any severance or change in control plans. However, pursuant to the terms of their employment agreements and certain of their restricted common share award agreements, our named executive officers are eligible to receive severance and other benefits in the case of certain qualifying terminations of employment or in connection with a change in control.
Employment Agreements.  Under the employment agreements with each of our named executive officers, certain payments will be made and certain benefits will be provided in connection with certain terminations of employment.
Upon a named executive officer's termination of employment by the Company without "cause" (as defined in the applicable employment agreement) or by the named executive officer for "good reason" (as defined in the applicable employment agreement), in addition to any accrued or earned but unpaid amounts, subject to the execution of a general release of claims in favor of the Company and its affiliates, the named executive officer will be entitled to receive:

•
a lump sum payment equal to 2 times, with respect to Mr. Casale, and 1.5 times, with respect to Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons, the sum of his or her then current annual base salary and target annual bonus for the fiscal year in which the date of termination occurs, payable as soon as reasonably practicable following the date of termination;

•
his or her annual bonus for the year in which the termination date occurs, based on achievement of applicable performance goals, prorated based on the number of days which elapsed in the applicable fiscal year through the date of termination, payable at such time annual bonuses are paid to other senior executive officers of the Company;

•
subject to the executive's election of COBRA continuation coverage, provided the executive does not become eligible to receive comparable health benefits through a new employer, a monthly cash payment equal to the monthly COBRA premium cost for current coverage for the 24-month period, with respect to Mr. Casale, and the 18-month period, with respect to Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons, following the date of termination;

•	outplacement services at a level commensurate with the executive's position in accordance with our practices as in effect from time to time;

•
vesting of any equity grant and other long-term incentive award previously granted to the executive that is subject to service-based vesting or service requirements, that would have vested during the 24-month period, for Mr. Casale, and the 18-month period, with respect to our other named executive officers, following the date of termination; provided, that if such termination follows a "change of control" (as defined in the applicable employment agreement) such awards will become fully vested on the date of termination of the executive's employment; and

•
vesting of any performance-based equity grant and other long-term incentive award that has not been earned as of the date of termination, which will remain outstanding through the completion of the applicable performance period and will be earned on a prorated basis (based on the period from the commencement of the applicable performance period through the date of termination) based on the actual performance for the applicable performance period.

Upon a named executive officer's termination of employment due to death or as a result of "disability" (as defined in the applicable employment agreement), in addition to any accrued or earned but unpaid amounts, subject to the execution of a general release of claims in favor of the Company and its affiliates, the named executive officer (or his or her estate) will be entitled to receive:

•	vesting of any equity grant and other long-term incentive award previously granted to the executive that is subject to service-based or service requirements; and

•
vesting of any performance-based equity grant and other long-term incentive award that has not been earned as of the date of termination, which will remain outstanding through the completion of the applicable performance period and will be earned on a prorated basis (based on the period from the commencement of the applicable performance period through the date of termination) based on the actual performance for the applicable performance period.

Each named executive officer's employment agreement subjects him or her to customary confidentiality restrictions that apply during his or her employment and indefinitely thereafter, and provides that during his or her employment, and for a period of 18 months, with respect to Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons, and 24 months, with respect to Mr. Casale, thereafter, each executive will be subject to non-competition and non-interference covenants. Generally, the non-competition covenant prevents the executive from engaging in mortgage insurance or reinsurance or any business activities in which we or any of our affiliates are engaged (or has committed plans to engage) during executive's employment, and the non-interference covenant prevents the executive from soliciting or hiring our employees or those of our affiliates and from soliciting or inducing any of our customers, suppliers, licensees, or other business relations or those of our affiliates, to cease doing business with us, or reduce the amount of business conducted with, us or our affiliates, or in any manner interfering with our relationship with such parties.
Plan Awards.    The award agreements governing the time- and performance-based restricted common share grants issued to our named executive officers prior to 2016 provide that if a change in control event occurs:

•	on or following the completion of the applicable performance period, all of the named executive officer's then-unvested shares earned under the award will immediately vest; and

•	prior to the completion of the applicable performance period:

•	the date of such change in control shall be the last day of such performance period;

•	the number of shares which become earned under the award will be determined based on the applicable performance metric measured through the date of such change in control;

•
the number of shares determined by multiplying the number of shares earned by a fraction, the numerator of which is the number of days in the shortened performance period and the denominator of which is 1,095, will become immediately vested as of the date of such change in control, with any remaining unearned or unvested shares under the award being immediately forfeited for no consideration.

Commencing in 2016, award agreements governing the time- and performance-based restricted common share grants issued to our named executive officers provide that if a change in control event occurs:

•	on or following the completion of the applicable performance period, all of the named executive officer's then-unvested shares earned under the award will immediately vest; and

•	prior to the completion of the applicable performance period:

•	the number of shares which become earned under the award will be based on the "target" level performance metric to which the award is subject;

•	if the acquiring entity in the change in control event does not assume the award, then such earned shares will become immediately vested; or

•
if the acquiring entity in the change in control event does assume the award, then such earned shares shall be converted into a number of time-based restricted shares of the acquiring entity that have a fair market value equal to such earned shares as of the date of the change in control (provided that the acquiring entity's shares are publicly traded), with such shares vesting on the earlier of (i) the last day of the performance period to which the original performance-based award was subject, and (ii) the termination of the executive's employment with the acquiring company without cause by the acquiring company or for good reason by the awardee.

The following table sets forth for each named executive officer an estimate of the payments and benefits that would be paid under each element of our compensation program assuming that such named executive officer's employment terminated or the change in control occurred on December 31, 2016 using a closing share price of $32.37 on December 30, 2016. The amounts in the following tables are calculated pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event.

Name	Cash Severance Payment(1) ($)	Bonus Payment(1) ($)	Health Insurance Coverage ($)	Outplacement Services ($)	Accelerated Time-Based Restricted Common Shares ($)		Accelerated Performance- Based Restricted Common Shares ($)		Total ($)
Mark A. Casale
Voluntary termination for good reason or involuntary termination without cause	4,500,000	1,350,000	44,068	30,000	6,952,364	(2)	32,042,455	(4)	44,918,887
Change in control but no termination	—	—	—	—	—		35,484,997	(5)(6)	35,484,997
Voluntary termination for good reason or involuntary termination without cause following a change in control	4,500,000	1,350,000	44,068	30,000	7,745,429	(3)	35,484,997	(5)	49,154,494
Termination for disability or upon death	—	—	—	—	7,745,429	(3)	32,042,455	(4)	39,787,884

Lawrence E. McAlee
Voluntary termination for good reason or involuntary termination without cause	1,050,000	350,000	25,325	20,000	1,166,971	(2)	1,460,387	(4)	4,072,682
Change in control but no termination	—	—	—	—	—		1,571,971	(5)(6)	1,460,387
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,050,000	350,000	25,325	20,000	1,305,838	(3)	1,571,971	(5)	4,323,134
Termination for disability or upon death	—	—	—	—	1,305,838	(3)	1,460,387	(4)	2,766,225

Name	Cash Severance Payment(1) ($)	Bonus Payment(1) ($)	Health Insurance Coverage ($)	Outplacement Services ($)	Accelerated Time-Based Restricted Common Shares ($)		Accelerated Performance- Based Restricted Common Shares ($)		Total ($)
Vijay Bhasin
Voluntary termination for good reason or involuntary termination without cause	1,200,000	400,000	—	20,000	1,246,277	(2)	1,499,633	(4)	4,365,910
Change in control but no termination	—	—	—	—	—		1,690,898	(5)(6)	1,690,898
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,200,000	400,000	—	20,000	1,424,766	(3)	1,690,898	(5)	4,735,664
Termination for disability or upon death	—	—	—	—	1,424,766	(3)	1,499,633	(4)	2,924,398

Jeff R. Cashmer
Voluntary termination for good reason or involuntary termination without cause	1,200,000	400,000	33,050	20,000	1,246,277	(2)	1,499,633	(4)	4,398,961
Change in control but no termination	—	—	—	—	—		1,690,898	(5)(6)	1,690,898
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,200,000	400,000	33,050	20,000	1,424,766	(3)	1,690,898	(5)	4,768,715
Termination for disability or upon death	—	—	—	—	1,424,766	(3)	1,499,633	(4)	2,924,398

Mary Lourdes Gibbons
Voluntary termination for good reason or involuntary termination without cause	1,050,000	350,000	33,051	20,000	1,166,971	(2)	1,460,387	(4)	4,080,409
Change in control but no termination	—	—	—	—	—		1,571,971	(5)(6)	1,571,971
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,050,000	350,000	33,051	20,000	1,305,838	(3)	1,571,971	(5)	4,330,860
Termination for disability or upon death	—	—	—	—	1,305,838	(3)	1,460,387	(4)	2,766,225
_______________________________________________________________________________

(1)
Based on each named executive officer's bonus under our annual leadership bonus program at the target level, which is 150% of Mr. Casale's base salary for 2016 of $900,000, and 100% of the base salary of each of Messrs. McAlee, Bhasin and Cashmer and Ms. Gibbons for 2016 of $350,000, $400,000, $400,000 and $350,000, respectively.

(2)
Represents the value of accelerating the vesting of unvested time-based restricted common share awards. This value is determined for each of our named executive officers by multiplying (i) the number of unvested time-based restricted common shares held by each of our named executive officers that would have vested during the 18-month (or, for Mr. Casale, 24-month) period following the date of termination, by (ii) $32.37, the closing price of our common shares on the NYSE on December 30, 2016.

(3)
Represents the value of accelerating the vesting of unvested time-based restricted common share awards. This value is determined for each of our named executive officers by multiplying (i) the number of unvested time-based restricted common shares held by each of our named executive officers on December 31, 2016,by (ii) $32.37, the closing price of our common shares on the NYSE on December 30, 2016.

(4)
Represents the value of accelerating the vesting of time- and performance-based restricted common share awards. This value is determined for each of our named executive officers by multiplying: (i) the number of unvested time- and performance-based restricted common shares held by each of our named executive officers outstanding on December 31, 2016 (which, for shares that have not yet been earned, assumes the maximum number of shares that may be earned), by (y) $32.37, the closing price of our common shares on the NYSE on December 30, 2016, by (iii) a fraction equal to

(a) the number of days which elapsed during the applicable performance period prior to the date of termination or the change in control, as applicable by (ii) 1,095.

(5)
Represents the value of accelerating the vesting of time- and performance-based restricted common share awards. For time- and performance-based restricted common share awards issued prior to 2016, this value is determined for each of our named executive officers by multiplying: (i) the number of unvested time- and performance-based restricted common shares held by each of our named executive officers outstanding on December 31, 2016 (which, for shares that have not yet been earned, assumes the maximum number of shares that may be earned), by (y) $32.37, the closing price of our common shares on the NYSE on December 30, 2016, by (iii) a fraction equal to (a) the number of days which elapsed during the applicable performance period prior to the date of termination or the change in control, as applicable by (ii) 1,095. For time- and performance-based restricted common share awards issued in 2016, this value is determined for each of our named executive officers by multiplying (i) the number of unvested time- and performance-based restricted common shares held by each of our named executive officers outstanding on December 31, 2016 (which, for shares that have not yet been earned, assumes the maximum number of shares that may be earned), by (ii) $32.37, the closing price of our common shares on the NYSE on December 30, 2016.

(6)
For time- and performance-based restricted common share awards issued in 2016, assumes that the acquiring entity in the change in control transaction does not assume any time- and performance-based restricted common share awards outstanding prior to the transaction, resulting in the maximum number of shares that may be earned under such awards becoming vested upon such change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have adopted a related person transactions policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Subject to certain exceptions, any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons' immediate family members, in which the amount involved exceeds $120,000, will be required to be presented to our audit committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed transaction, our audit committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Other than compensation agreements and other arrangements which are described in the "Corporate Governance—Director Compensation" and "Executive Officers and Executive Compensation" sections of this proxy statement and the transactions described below, during the year ended December 31, 2016 there was not, and there is not currently proposed, any transaction or series of transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.
We believe that all of the transactions described below are on terms no less favorable to us than we could have obtained from unaffiliated third parties.
Registration Rights Agreement
On November 11, 2014, we entered into an amended and restated registration rights agreement with Essent Intermediate, L.P., Valorina LLC, The Goldman Sachs Group, Inc., Aldermanbury Investments Limited, PPF Holdings II Ltd., Renaissance Re Ventures Ltd., Commonwealth Annuity and Life Reinsurance Co. Ltd., Mark A. Casale, and certain other shareholders identified therein, which amended the previous agreement pursuant to which certain shareholders have registration rights with respect to their registrable shares (as defined in the registration rights agreement) as set forth below.
Demand Rights.    Certain shareholders have the right to demand registration of all or a portion of such shareholder's registrable shares. Any shareholder proposing to distribute their registrable shares through an underwritten offering shall enter into an underwriting agreement in customary form with an underwriter or underwriters that is mutually agreeable to us and the shareholders holding a majority-in-interest of the registrable shares that the shareholders requested for inclusion in such registration.
Shelf Registration.    Certain shareholders have the right to demand an underwritten offering be effected under a registration statement on Form S-3.
Piggyback Rights.    Certain shareholders have the right to elect to have included in any demand registration all or a portion of such shareholder's shares. In the event that we propose to register any of our shares pursuant to a registration statement, certain shareholders have the right to elect to have included in such registration all or a portion of such shareholder's shares.
Blackout Periods.    We have the ability, subject to certain conditions, to delay the filing of a registration statement or suspend the use of a prospectus in connection with an underwritten demand request for a reasonable period of time which shall not exceed two occasions or 60 days in any 12-month period.
Registration Limitations.    Any registration conducted pursuant to the registration rights agreement is subject to customary cutback provisions, as well as size, number and timing limitations as set forth therein, including that any demand for the registration of a shareholder's registrable shares must relate to an offering where the aggregate gross proceeds are reasonably expected to be at least $50 million.
Indemnification; Expenses; Lock-ups.    We have agreed to indemnify the applicable selling shareholder (including each member, manager, partner, officer and director thereof and legal counsel and independent accountant thereto), each underwriter of such seller of such registrable shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934 against any expenses, losses, claims, damages or liabilities resulting from any untrue statement or omission of material fact contained in any registration statement, prospectus or any amendment or supplement to such registration statement, unless such liability arose from the applicable selling shareholder's misstatement or omission, and the applicable selling shareholder has agreed to indemnify us against all losses caused by its misstatements or omissions. We will pay all registration expenses of all registrations under the registration rights agreement, provided, however, that if a demand registration is withdrawn at the request of the shareholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company that is made known in writing to the shareholders requesting registration after the date on which such registration was requested) and if the requesting shareholders elect not to have such registration counted as a demand registration or shelf takedown, the requesting shareholders will pay the registration expenses of such registration pro rata in accordance with the number of their registrable shares requested to be included in such registration. In connection with any public offering, each shareholder, and officer or director of the Company, if requested by us and the underwriters managing such public offering, agree not to sell or otherwise transfer or dispose of any registrable shares or, with respect to certain shareholders only, other securities of the Company, held by such shareholder (other than those registrable shares included in the public offering) for a specified period of time not to exceed 90 days from the effective date of such registration.
Pine Brook Shareholders Agreement
Upon consummation of our initial public offering in November 2013, we entered into a shareholders agreement with Pine Brook, pursuant to which, for so long as Pine Brook holds at least 35% of the shares held by it at the consummation of this offering, Pine Brook has the right to nominate one Class III director to our board of directors at each annual general meeting of shareholders at which the term of a Pine Brook designee expires. In addition, we have agreed to use commercially reasonable efforts to take all necessary and desirable actions within our control to cause the election, removal and replacement of such designee in accordance with the shareholders agreement and applicable law. Pine Brook has designed William Spiegel as its nominee for election as a Class III director at the Annual Meeting.
Goldman Sachs Discretionary Advisory Agreement
On February 5, 2010, we entered into a discretionary advisory agreement with Goldman Sachs Asset Management, L.P., or GSAM, an affiliate of The Goldman Sachs Group, Inc., one of our shareholders, pursuant to which GSAM was appointed as an investment adviser, operating within our stated investment guidelines, for an account representing a certain portion of our assets. Under the agreement, GSAM receives annual fees at a rate of 12.75 basis points on the first $1.0 billion, 10.00 basis points on the next $1.0 billion and 8.00 basis points on any balance above $2.0 billion, with a minimum annual fixed fee of $300,000 per calendar year starting January 1, 2013. The agreement is terminable upon 45 days' written notice by GSAM or 30 days by us and was entered into in the ordinary course of business on similar terms to agreements executed with non-related parties.
Revolving Credit Agreement
Goldman, Sachs & Co. is one of the several lenders under our revolving credit facility which we entered into in April 2016.

SECURITIES OWNERSHIP
The following table sets forth information as of March 17, 2017 regarding the beneficial ownership of our common shares by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors and nominees, (3) each of our named executive officers, and (4) all of our directors and executive officers as a group.
Except as indicated below, to our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person "beneficially owns," as determined by the rules of the SEC. The SEC has defined "beneficial" ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.
As of March 17, 2017, there were a total of 93,376,963 common shares issued and outstanding. Except as noted below, the address for all beneficial owners in the table below is c/o Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

Name of Beneficial Owner	Shares Owned	Percentage
5% or more Shareholders:
Capital Research Global Investors (1)	9,072,989	9.7%
FMR LLC (2)	8,370,144	9.0%
PBRA (Cayman) Company and certain affiliates (3)	7,267,407	7.8%
The Vanguard Group, Inc. (4)	6,616,244	7.1%
BlackRock, Inc. (5)	6,201,668	6.6%
RenaissanceRe Ventures Ltd. (6)	5,666,374	6.1%
Directors, Director Nominees and Executive Officers:
Mark A. Casale (7)	2,590,687	2.8%
Lawrence E. McAlee (8)	286,285	*
Vijay Bhasin (9)	312,840	*
Jeff R. Cashmer (10)	173,831	*
Mary Lourdes Gibbons (11)	276,702	*
Aditya Dutt (12)	5,685,430	6.1%
Robert Glanville (13)	28,956	*
Roy J. Kasmar (14)	43,513	*
Allan Levine (15)	19,056	*
Adolfo F. Marzol (16)	5,545	*
Douglas J. Pauls (17)	18,517	*
William Spiegel (18)	7,286,463	7.8%
Andrew Turnbull (19)	55,409	*
All directors and executive officers as a group (15 persons)	16,919,502	18.1%
_______________________________________________________________________________
*     Represents beneficial ownership of less than 1%.

(1)
Information regarding beneficial ownership of our common shares by Capital Research Global Investors is included herein based on a Schedule 13G/A filed with the SEC on February 9, 2017, relating to such shares beneficially owned as of December 31, 2016. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(2)
Information regarding beneficial ownership of our common shares by FMR LLC is included herein based on a Schedule 13G/A filed with the SEC on February 13, 2017, relating to such shares beneficially owned as of December 31, 2015. The address for FMR LLC is 243 Summer Street, Boston, MA 02210.

(3)
Information regarding beneficial ownership of our common shares by PBRA (Cayman) Company and certain related entities is included herein based on a Schedule 13D/A filed with the SEC on February 14, 2017, relating to such shares beneficially owned as of such date. All of such shares are held by Essent Intermediate, L.P. PBRA (Cayman) Company is the general partner of, and therefore may be deemed to have voting or dispositive power over the shares owned by, Essent Intermediate, L.P. PBRA (Cayman) Company disclaims beneficial ownership of such shares except to the extent of any indirect pecuniary interest therein. The address for these entities is c/o Pine Brook Road Partners LLC, 60 East 42nd Street, 50th Floor, New York, NY 10165.

(4)
Information regarding beneficial ownership of our common shares by The Vanguard Group, Inc. and certain related entities is included herein based on a Schedule 13G filed with the SEC on February 9, 2017, relating to such shares beneficially owned as of December 31, 2016. The address for The Vanguard Group, Inc. is 100 Vanguard Bldv., Malvern, PA 19355.

(5)
Information regarding beneficial ownership of our common shares by BlackRock, Inc. and certain related entities is included herein based on a Schedule 13G/A filed with the SEC on January 30, 2017, relating to such shares beneficially owned as of December 31, 2016. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(6)
Information regarding beneficial ownership of our common shares by RenaissanceRe Ventures Ltd. ("RenaissanceRe Ventures") and certain related entities is included herein based on a Schedule 13G/A filed with the SEC on February 14, 2017, relating to such shares beneficially owned as of December 31, 2016. RenaissanceRe Ventures is a wholly owned subsidiary of Renaissance Other Investments Holdings II Ltd. ("ROIHL II"), which in turn is a wholly owned subsidiary of RenaissanceRe Holdings Ltd. ("RenaissanceRe"). By virtue of these relationships, RenaissanceRe and ROIHL II may be deemed to have voting and dispositive power over the shares held by RenaissanceRe Ventures. The address for these entities is 12 Crow Lane, Pembroke HM19, Bermuda.

(7)
The total shares held by Mr. Casale include (i) 1,170,632 outstanding restricted common shares subject to time- and performance-based vesting that are eligible to be earned and vest if maximum performance is achieved (see "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information), and (ii) 156,690 restricted common shares subject to time-based vesting.

(8)
The total shares held by Mr. McAlee includes (i) 54,489 outstanding restricted common shares subject to time- and performance-based vesting, that are eligible to be earned and vest if maximum performance is achieved (see "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information), and (ii) 29,198 outstanding restricted common shares subject to time-based vesting.

(9)
The total shares held by Mr. Bhasin includes (i) 62,297 outstanding restricted common shares subject to time- and performance-based vesting, that are eligible to be earned and vest if maximum performance is achieved (see "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information), and (ii) 35,781 outstanding restricted common shares subject to time-based vesting.

(10)
The total shares held by Mr. Cashmer includes (i) 62,297 outstanding restricted common shares subject to time- and performance-based vesting, that are eligible to be earned and vest if maximum performance is achieved (see "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information), and (ii) 35,781 outstanding restricted common shares subject to time-based vesting.

(11)
The total shares held by Ms. Gibbons includes (i) 54,489 outstanding restricted common shares subject to time- and performance-based vesting, that are eligible to be earned and vest if maximum performance is achieved (see "—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Compensation" above for additional information), and (ii) 29,198 outstanding restricted common shares subject to time-based vesting.

(12)
Represents (i) 19,056 shares beneficially owned by Mr. Dutt (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017), and (ii) 5,666,374 shares beneficially owned by RenaissanceRe Ventures as of December 31, 2016. Mr. Dutt, the president of RenaissanceRe Ventures and a senior vice president of RenaissanceRe, the indirect parent of RenaissanceRe Ventures, disclaims beneficial ownership of any shares held by RenaissanceRe Ventures. The address for Mr. Dutt is 12 Crow Lane, Pembroke HM19, Bermuda.

(13)	Consists of 28,956 shares beneficially owned by Mr. Glanville (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017).

(14)	Consists of 43,513 shares beneficially owned by Mr. Kasmar (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017).

(15)	Consists of 19,056 shares beneficially owned by Mr. Levine (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017).

(16)	Consists of 5,545 shares, all of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017.

(17)	Consists of 18,517 shares beneficially owned by Mr. Pauls (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017).

(18)
Represents (i) 19,056 shares beneficially owned by Mr. Spiegel (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017), and (ii) 7,267,407 shares owned by Essent Intermediate, L.P. Mr. Spiegel, a director of PBRA (Cayman) Company, the general partner of Essent Intermediate, L.P., disclaims beneficial ownership of any shares held by Essent Intermediate, L.P. The address for Mr. Spiegel is c/o Pine Brook Road Partners LLC, 60 East 42nd Street, 50th Floor, New York, NY 10165.

(19)	Consists of 55,409 shares beneficially owned by Mr. Turnbull (5,545 shares of which are subject to a restricted common share unit award which will vest within 60 days of March 17, 2017).

PROPOSAL NO. 1: ELECTION OF DIRECTORS
At the Annual Meeting, shareholders will elect three individuals to serve as Class III directors and hold office until our 2020 Annual General Meeting of Shareholders
Nominees were recommended and approved for nomination by the corporate governance and nominating committee of our board of directors. The directors shall serve until their successors have been duly elected and qualified or until any such director's earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the three nominees recommended by our board of directors unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates.
If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our board of directors may reduce the number of directors. Our board of directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
Each of Mark A. Casale, Douglas J. Pauls and William Spiegel have been nominated to stand for election at the Annual Meeting to serve as a Class III director through the 2020 Annual General Meeting of Shareholder or until his successor is duly elected and qualified.
Pine Brook has designated William Spiegel as the Pine Brook designee under a shareholders agreement that we have entered into with Pine Brook, and accordingly Mr. Spiegel has been nominated for re-election at the Annual Meeting to the board of director as a Class III director. See "Board of Directors—Voting Arrangements" above.
We did not pay a fee to any third party to identify or evaluate any of the potential nominees. Please see the discussion under "Board of Directors" in this proxy statement for information concerning each of our nominees for director.
Required Vote and Recommendation
Directors are elected by a majority of votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED INDIVIDUALS.

PROPOSAL NO. 2: RE-APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND REFERRAL OF THE DETERMINATION
OF THE AUDITIORS' COMPENSATION TO THE BOARD OF DIRECTORS

Upon the recommendation of our audit committee, our board of directors proposes that our shareholders re-appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm to serve for the year ended December 31, 2017 and until the 2018 Annual General Meeting of Shareholders. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make any statement he or she may desire and to respond to appropriate questions from shareholders. Shareholders at the Annual Meeting will also be asked to vote to refer the determination of the auditors' compensation to our board of directors.

In deciding to recommend the re-appointment of PricewaterhouseCoopers LLP, our audit committee noted that there were no auditor independence issues raised with PricewaterhouseCoopers LLP.

Our audit committee reviews audit and non-audit services performed by PricewaterhouseCoopers LLP, as well as the fees charged by PricewaterhouseCoopers LLP for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the audit committee and its activities with PricewaterhouseCoopers LLP can be found under "Corporate Governance—Meetings and Committees of our Board of Directors—Audit Committee" in this proxy statement.

Required Vote and Recommendation

Re-appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast on the matter. If our shareholders do not vote to re-appoint PricewaterhouseCoopers LLP, our audit committee will reconsider the re-appointment of PricewaterhouseCoopers LLP. Even if our shareholders do vote to re-appoint PricewaterhouseCoopers LLP, our audit committee retains the discretion to reconsider its re-appointment if the audit committee believes it necessary to do so in the best interest of us and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-APPOINTMENT OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO SERVE FOR THE YEAR ENDED DECEMBER 31, 2016 AND UNTIL THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND THE REFERRAL OF THE DETERMINATION OF THE AUDITORS' COMPENSATION TO OUR BOARD OF DIRECTORS.

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered to us or on our behalf by PricewaterhouseCoopers LLP for the years ended December 31, 2015 and 2016 are as follows:

	2015	2016
Audit Fees	$779,500	$790,000
Audit-Related Fees	$179,846	$112,000
Tax Fees	$237,683	$239,206
All Other Fees	$—	$—

Audit Fees. Audit fees for 2015 and 2016 were for professional services rendered for the audits of our consolidated financial statements, review of the interim consolidated financial statements, and services that generally only the independent registered public accounting firm can reasonably provide, including statutory audits, consents and assistance with and review of documents filed with the state insurance commissions.

Audit-Related Fees. Audit related fees for 2015 and 2016 are fees billed assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under "Audit Fees", including services related to consultation on reporting matters. Audit-related fees for 2015 include professional services rendered in connection with an information security program assessment, an independent auditors report on service related controls and accounting consultation on proposed transactions.  Audit-related fees for 2016 include professional services rendered in connection with an independent auditors report on service related controls.

Tax Fees. Tax fees for 2015 and 2016 were for compliance, tax advice, and tax planning.

All Other Fees.  There were no other fees paid for 2015 or 2016.

Pre-Approval of Services

All services provided by PricewaterhouseCoopers LLP in the years ended December 31, 2015 and 2016 were pre-approved by the audit committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The audit committee has adopted pre-approval policies and procedures for audit and non-audit services. The audit services provided by PricewaterhouseCoopers LLP are approved in advance by the audit committee. Under its pre-approval policy, the audit committee has delegated authority to its chairman to pre-approve audit-related and non-audit services the cost of which will not exceed $25,000; provided, that the chairman is required to report any pre-approval decisions to the audit committee at its next meeting. Any services that exceed the pre-approved dollar limit require specific pre-approval by the audit committee. The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services is limited to circumstances where these services are considered to be integral to the audit services that PricewaterhouseCoopers LLP provides or where there is another compelling rationale for using PricewaterhouseCoopers LLP. All audit, audit-related and permitted non-audit services for which PricewaterhouseCoopers LLP was engaged were pre-approved by the audit committee in compliance with applicable SEC requirements.

We have been advised by PricewaterhouseCoopers LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or any of our subsidiaries.

Report of the Audit Committee

The audit committee of our board of directors assists our board of directors in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the audit committee's charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.

In the performance of its oversight function, the audit committee reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2016 with management and with our independent registered public accounting firm. In addition, the audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended, (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our financial statements. The audit committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the accounting firm's communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm that firm's independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions with management and our independent registered public accounting firm described above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.

Audit Committee of the Board of Directors
Douglas J. Pauls, Chairman
Aditya Dutt
Robert Glanville
Andrew Turnbull

The foregoing report of the audit committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

As described in detail above under the heading “Executives and Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, retain and motivate our named executive officers who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term strategic and corporate goals, and the realization of increased shareholder value. Please read the “Compensation Discussion and Analysis” and the “Summary Compensation Table" and related information in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2016.

We are asking our shareholders to indicate their support for the compensation of our named executive officer as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation paid to our named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Although the "say-on-pay" vote is advisory, and therefore not binding on us, we value the opinions of our shareholders and we will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4: APPROVAL OF ESSENT GROUP LTD. ANNUAL INCENTIVE PLAN

Background and Overview
We are asking our shareholders to approve the Essent Group Ltd. Annual Incentive Plan, or the Annual Incentive Plan, at the Annual Meeting. The purpose of the Annual Incentive Plan is to enable us and our subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to our performance. The Annual Incentive Plan is designed to meet the requirements of the “performance-based compensation” exemption from Section 162(m) of U.S. Internal Revenue Code, or the Code, to the extent that it is applicable to the Company and the Annual Incentive Plan.
We are seeking shareholder approval of the terms and conditions of the Annual Incentive Plan that allow us to pay bonuses that are intended to qualify as performance-based compensation under Section 162(m) of the Code. This would enable us to pay bonuses that are not subject to the deduction limitations of Section 162(m) of the Code. In general, Section 162(m) of the Code limits to $1 million the deduction that a public company may take with respect to compensation paid to each of its chief executive officer and its three most highly compensated officers (other than the chief executive officer and chief financial officer). Because the Annual Incentive Plan was approved by our board or directors and our shareholders prior to our initial public offering in 2013, and the Annual Incentive Plan was disclosed to our investors as part of the initial public offering, certain compensation attributable to bonuses paid under the Annual Incentive Plan during a transition period following our initial public offering is exempt from the deduction limitations under Section 162(m) of the Code. However, the transition period will expire at the Annual Meeting. In order for the compensation attributable to bonuses paid under the Annual Incentive Plan following the expiration of the transition period to be eligible to be exempt from the deduction limitations of Section 162(m) of the Code, such bonuses must qualify as performance-based compensation meeting the requirements of Section 162(m) of the Code.
One of the requirements of performance-based compensation under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid to our executives be disclosed to and approved by our shareholders. For purposes of Section 162(m) of the Code, “material terms” include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed below, and shareholder approval of this proposal will constitute approval of each of these aspects of our Annual Incentive Plan for purposes of the approval requirements of Section 162(m) of the Code. If shareholders do not re-approve the performance goals under the Annual Incentive Plan, we will not be able to pay bonuses that are intended to qualify as performance-based compensation under Section 162(m) of the Code. As a result, we expect that the Company will lose a tax deduction for certain years if, and to the extent that, a covered employee receives non-performance based compensation for that year in excess of the $1 million deduction limit. The loss of such tax deductions would likely result in the Company paying more taxes in those years. While our Annual Incentive Plan will allow us to pay bonuses that are intended to be exempt from Section 162(m) of the Code, our Board may, in its judgment, pay bonuses under our Annual Incentive Plan or otherwise that are not exempt from Section 162(m) of the Code when it believes that such bonuses are appropriate to attract and retain executive talent and are in the best interests of our shareholders.
The following is a summary of the material terms of the Annual Incentive Plan, the full text of which is attached to this proxy statement as Appendix A.
Administration
The Annual Incentive Plan is administered by our compensation committee, which is made up of at least two directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code. Our compensation committee may delegate certain of its authority to such individuals as it deems appropriate, pursuant to the terms of the Annual Incentive Plan; provided, that, no such delegation will be permitted if it would cause the compensation payable under the Annual Incentive Plan that is intended to qualify as performance-based compensation under 162(m) of the Code to fail to qualify as performance-based compensation under 162(m) of the Code.
Our board of directors or our compensation committee may at any time amend, suspend, discontinue or terminate the Annual Incentive Plan, provided, however, that such action shall not be effective without the approval of our shareholders to the extent necessary to continue to qualify the amounts payable to employees as performance-based compensation under Section 162(m) of the Code. The Annual Incentive Plan will remain in effect until it is terminated by our board of directors or our compensation committee.

Eligibility and Participation
The persons eligible to receive awards under the Annual Incentive Plan are employees of the Company and its subsidiaries who are selected to participate in the Annual Incentive Plan by our compensation committee. As of April 3, 2017, there were 10 participants who could be eligible to receive an award under the Annual Incentive Plan, subject to shareholder approval of this proposal.
Performance Goals
Our compensation committee will establish the performance objective or objectives applicable to any award under the Annual Incentive Plan within 90 days after the beginning of each performance period (and no later than the date on which 25% of the performance period has elapsed). At the time performance goals are established, our compensation committee will prescribe a formula to determine the amount of the incentive that may be payable based upon the level of attainment of the performance goals during the applicable fiscal year or such other period as designated by the compensation committee with respect to which performance goals are established, or the performance period.
The maximum award amount payable per performance period under the Annual Incentive Plan is $10 million. Our compensation committee may reduce awards under the Annual Incentive Plan for any reason or increase awards to employees whose compensation is not subject to Section 162(m) of the Code.
Unless our compensation committee determines that an award will not qualify as “performance-based compensation” under Section 162(m) of the Code, the performance goals will be based upon specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by our compensation committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) share price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; or (xxi) for any period of time in which Section 162(m) of the Code is not applicable to the Company and the Annual Incentive Plan, or in the case of persons whose compensation is not subject to Section 162(m) of the Code, such other criteria as may be determined by our compensation committee.
The business criteria may also be combined with cost of capital, assets, invested capital and shareholder equity to form an appropriate measure of performance. In addition, performance goals may be established on a company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business, subsidiaries, products or other operational units or administrative departments of the Company (or a combination thereof) or may be related to the performance of an individual participant and be expressed in absolute terms, or relative and comparative to (i) current internal targets or budgets, (ii) our past performance, including performance of one or more subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria.
To the extent permitted under Section 162(m) of the Code, unless our compensation committee provides otherwise at the time of establishing the performance goals, the compensation committee may (i) designate additional business criteria on which the performance goals may be based, or (ii) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles, to any of the business criteria for specified items of gain, loss, profit or expense.

The business criteria for performance goals under the Annual Incentive Plan must be re-approved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the business criteria.
Incentive Payments
Bonus payments are made as soon as practicable following the end of the performance period after our compensation committee certifies in writing whether and to what extent, if at all, the applicable performance criteria have been attained. Awards will be paid under the Annual Incentive Plan only if the performance criteria established by our compensation committee with respect to such performance period have been achieved. Our compensation committee will determine whether any award under the Annual Incentive Plan will be paid in cash or an equity-based award under our 2013 Plan (as amended and restated from time to time or another shareholder approved equity-based plan) of equivalent value, or in a combination of cash and an equity-based award, and may condition the vesting of such equity-based award on the performance of additional service.
Unless otherwise determined by our compensation committee when the performance criteria are selected or otherwise provided in an agreement with a participant, a participant in the Annual Incentive Plan whose employment terminates will generally forfeit all rights to any unpaid award. However, if the participant’s employment terminates for any reason prior to payment of the Annual Incentive Plan award, our compensation committee may waive the forfeiture feature, but may not waive the requirement to satisfy the performance criteria for participants whose compensation is subject to Section 162(m) of the Code. However, if Section 162(m) of the Code does not apply to the Annual Incentive Plan, our compensation committee has the discretion to waive both the forfeiture feature and the requirements for satisfaction of the performance criteria.
All bonuses paid under the Annual Incentive Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our board of directors (or any committee or subcommittee thereof) and, in each case, as may be amended from time to time.
Federal Income Tax Consequences
Under present federal income tax law, participants will recognize ordinary income equal to the amount of the award received in the year of receipt, unless the cash or equity-based award is subject to additional vesting conditions, in which case the recognition of ordinary income may be delayed. That income will be subject to applicable income and employment tax withholding by the Company. If and to the extent that the bonus payments under the Annual Incentive Plan satisfy the requirements of Section 162(m) of the Code and otherwise satisfy the requirements for deductibility under federal income tax law, the Company will receive a deduction for the amount constituting ordinary income to the participant.
New Plan Benefits
Future awards under the Annual Incentive Plan are discretionary and therefore, at this time, the benefits that may be received by participants under the Annual Incentive Plan if our shareholders approve the Annual Incentive Plan cannot be determined. Subject to the approval of the Annual Incentive Plan by our shareholders at our Annual Meeting, our compensation committee designated our named executive officers as participants in the Annual Incentive Plan for the performance period of January 1, 2017 through December 31, 2017. The amount of each participant’s award will be subject to the attainment of performance goals set by our compensation committee in February 2017 and will be subject to our compensation committee’s right to reduce any participant’s award. As a result, it is not possible to determine the exact amount that will be payable to any participant in any performance period.
Recommendation and Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ESSENT GROUP LTD. ANNUAL INCENTIVE PLAN.

PROPOSAL NO. 5: ESSENT GROUP LTD. 2013 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

Overview of Proposal
We are asking our shareholders to approve certain amendments to our 2013 Long-Term Incentive Plan, or 2013 Plan, at the Annual Meeting. Our 2013 Plan was originally adopted by our board of directors on September 11, 2013, and became effective on October 30, 2013. Our compensation committee recommended, and on February 8, 2017, our board of directors unanimously approved, amendments to, and a restatement of, the 2013 Plan, which we refer to as the Amended and Restated 2013 Plan, subject to approval of certain changes contained therein by our shareholders. The Amended and Restated 2013 Plan will allow us to continue to make stock- and cash-based awards to eligible participants in furtherance of our broader compensation strategy and philosophy.
We are not seeking approval for an increase in the number of shares available for issuance under the Amended and Restated 2013 Plan. Instead, we are seeking shareholder approval for the purpose of enabling the Company to grant awards that are not subject to deduction limitations under Section 162(m) of the Code, as described below, and to comply with applicable tax and stock exchange requirements. We are also seeking to reduce the number of shares available for grant relative to the 2013 Plan. In particular, we are seeking shareholder approval of the following amendments to, and terms included in, the Amended and Restated 2013 Plan:

•
re-approval of the material terms of the performance goals set forth in the Amended and Restated 2013 Plan for purposes of Section 162(m) of the Code, including the performance objectives set forth in the Amended and Restated 2013 Plan and the per participant limit on the number of shares that may be made subject to awards granted under the Amended and Restated 2013 Plan per fiscal year, so that certain awards granted under the Amended and Restated 2013 Plan may continue to qualify as performance-based compensation under Section 162(m) of the Code;

•
revisions to the maximum dollar value of certain awards that may be granted to participants in a calendar year for purposes of Section 162(m) of the Code, as described below under "—Summary of the Amended and Restated 2013 Plan—Shares Available for Issuance Under the Amended and Restated 2013 Plan and Limits on Awards";

•	inclusion of performance cash awards to provide the Company with additional flexibility to comply with Section 162(m) of the Code; and

•
a reduction in the number of shares available for grant to 7,500,000 shares under the Amended and Restated 2013 Plan (inclusive of approximately 2.6 million shares subject to grants outstanding as of March 17, 2017), down from the approximately 14.7 million shares available for issuance under the 2013 Plan.

If our shareholders do not approve these changes, the changes will not take effect, but we may continue to grant awards under the Amended and Restated 2013 Plan, as otherwise amended and restated, in accordance with the terms thereof.
No other changes to the 2013 Plan that are contemplated by the proposed amendment and restatement of the 2013 Plan are subject to shareholder approval. However, the Amended and Restated 2013 Plan approved by our board or directors in February 2017 includes changes to other elements of the 2013 Plan that did not require shareholder approval, including the following amendments:

•	an amendment to remove the “evergreen” feature included in the 2013 Plan pursuant to which the number of shares available for grant under the 2013 Plan would automatically increase each year;

•	an amendment to provide that awards granted under the Amended and Restated 2013 Plan generally must vest over a period of not less than one year from the date of grant;

•
an amendment to clarify that for purposes of the share reserve under the Amended and Restated 2013 Plan, shares will not be deemed to be issued on account of (i) any portion of an award that is settled in cash, and (ii) awards assumed or substituted by us or our affiliates as part of a corporate transaction (including from an entity that we merge with or into, acquire, or engage with in a similar corporate transaction);

•
an amendment to provide that participants may satisfy any withholding payment of any kind at either the minimum statutory required withholding rates or other applicable withholding rates, as may be utilized without creating adverse accounting treatment under applicable accounting standards;

•
an amendment to clarify that dividend and dividend equivalents may be payable with respect to restricted common share units and performance awards; provided that, such dividend and dividend equivalents will not be paid with respect to awards of restricted stock units and performance awards, as applicable, until the underlying award is earned and vests; and

•
a clarification that no recovery of compensation under a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with us or any of our affiliates.

Rationale for Approving the Amended and Restated 2013 Plan
Our board or directors believes that approval of the Amended and Restated 2013 Plan is essential to our continued success. We remain committed to our historical philosophy of incentivizing employees, in particular our named executive officers and other key employees, by tying a significant portion of their compensation to the interests of our shareholders. If the Amended and Restated 2013 Plan is not approved, we would be at a significant disadvantage relative to our competitors for recruiting, retaining and motivating the high caliber individuals critical to our growth and profitability and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs. Since our inception, our board of directors has sought to align the interests of our employees with the long-term interests of shareholders through, among other things, a determination to place a significant emphasis on equity-based compensation as a component of our compensation programs. Our board believes that equity compensation of the type available for grant under the Amended and Restated 2013 Plan, a cash- and stock-based incentive plan, furthers our goal of creating long-term value for our shareholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and shareholder value- creation.
In addition, we are seeking shareholder approval of the terms and conditions of the Amended and Restated 2013 Plan that allow us to grant awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code. This would enable us to grant awards that are not subject to the deduction limitations of Section 162(m) of the Code. In general, Section 162(m) of the Code limits to $1 million the deduction that a public company may take with respect to compensation paid to each of its chief executive officer and its three most highly compensated officers (other than the chief executive officer and chief financial officer). Because the 2013 Plan was approved by our board of directors and our shareholders prior to our initial public offering in 2013, and the 2013 Plan was disclosed to our investors as part of the initial public offering, certain compensation attributable to grants made under the 2013 Plan during a transition period following our initial public offering is exempt from the deduction limitations under Section 162(m) of the Code. However, the transition period will expire at the Annual Meeting. In order for the compensation attributable to grants made under the Amended and Restated 2013 Plan following the expiration of the transition period to be eligible to be exempt from the deduction limitations of Section 162(m) of the Code, such grants must qualify as performance-based compensation meeting the requirements of Section 162(m) of the Code.
One of the requirements of performance-based compensation under Section 162(m) of the Code is that the material terms of the performance goals under which compensation may be paid to our executives be disclosed to and approved by our shareholders. For purposes of Section 162(m) of the Code, “material terms” include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed below, and shareholder approval of this proposal will constitute approval of each of these aspects of our Amended and Restated 2013 Plan for purposes of the approval requirements of Section 162(m) of the Code. If shareholders do not re-approve the performance goals under the Amended and Restated 2013 Plan, we will not be able to grant awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code. As a result, we expect that the Company will lose a tax deduction for certain years if, and to the extent that, a covered employee receives non-performance based compensation for that year in excess of the $1 million deduction limit. The loss of such tax deductions would likely result in the Company paying more taxes in those years. While our Amended and Restated 2013 Plan will allow us to grant awards that are intended to be exempt from Section 162(m) of the Code, our board may, in its judgment, grant awards under our Amended and Restated 2013 Plan that are not exempt from Section 162(m) of the Code when it believes that such awards are appropriate to attract and retain executive talent and are in the best interests of our shareholders.
Alignment of the Amended and Restated 2013 Plan with the Interests of the Company and Shareholders
Our board of directors believes that using equity to retain and motivate our key employees is critical to the achievement of our long-term goals and it considered the following factors, among other things, when adopting the Amended and Restated 2013 Plan:

•
our belief that the Amended and Restated 2013 Plan will serve a critical role in attracting, retaining and motivating high caliber employees, officers, directors and other service providers essential to our success and in motivating these individuals to enhance our growth and profitability;

•
our belief that share ownership by employees, consultants and non-employee directors provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our shareholders;

•
our belief that equity compensation, by its very nature, is performance-based compensation, and that the Amended and Restated 2013 Plan reflects our pay-for-performance philosophy and motivates our employees, consultants and non-employee directors to enhance our growth and profitability; and

•
our belief that enabling the Company to grant performance-based equity and cash-based awards that are intended to be fully deductible under Section 162(m) of the Code is in the best interests of the Company and its shareholders.

Key Features of the Amended and Restated 2013 Plan
The Amended and Restated 2013 Plan and our related governance practices and policies include many features that are designed to protect shareholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading “Summary of the Amended and Restated 2013 Plan” below. The summaries in this proposal do not provide a complete description of all the provisions of the Amended and Restated 2013 Plan and are qualified in their entirety by reference to the full text of the Amended and Restated 2013 Plan, which is attached to this proxy statement as Appendix B.

•
Reduction in Share Reserve. The proposed number of shares available for grant under the Amended and Restated 2013 Plan is 7,500,000 shares (inclusive of the approximately 2.6 million shares subject to grants outstanding as of March 17, 2017), down from the approximately 14.7 million shares available for issuance under the 2013 Plan.

•
Fixed Reserve of Shares. The number of shares available for grant under the Amended and Restated 2013 Plan is fixed and will not automatically increase because of an “evergreen” feature: shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation program.

•	No Repricing. The Amended and Restated 2013 Plan prohibits the repricing of awards without shareholder approval.

•
No Liberal Definition of “Change in Control.” The change in control definition contained in the Amended and Restated 2013 Plan is not a “liberal” definition that would be triggered on mere shareholder approval of a transaction.

•	Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the Amended and Restated 2013 Plan is 10 years.

•
No Dividends or Dividend Equivalents on Unearned Awards. Generally, any cash dividends and share dividends paid on restricted shares will be withheld by the Company and will be subject to vesting and forfeiture to the same degree as the restricted shares to which such dividends relate. The Amended and Restated 2013 Plan also prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned awards, including performance awards.

•	Clawback. Awards granted under the Amended and Restated 2013 Plan are subject to our clawback and/or recoupment policies.

•
Limitation on Amendments. Amendments to the Amended and Restated 2013 Plan must be approved by our shareholders if shareholder approval is required by applicable law or the applicable rules of the national securities exchange on which our shares are principally listed or if the amendment would diminish the prohibitions on repricing stock options or stock appreciation rights.

•	Performance Awards. Our compensation committee may grant qualified performance-based awards intended to be fully deductible under Section 162(m) of the Code as well as other performance-based awards.

•	No Automatic Grants. The Amended and Restated 2013 Plan does not provide for automatic grants to any participant.

•	Independent Compensation Committee. Our compensation committee, which will administer the Amended and Restated 2013 Plan, consists entirely of independent directors.

•	No Tax Gross-Ups. The Amended and Restated 2013 Plan does not provide for any tax gross-ups.

•	Minimum Vesting Period. Awards under the Amended and Restated 2013 Plan generally must vest over a period of not less than one year from the date of grant.

Key Data
The following table includes information regarding our outstanding awards and common shares available for future awards under the Amended and Restated 2013 Plan as of March 17, 2017:

Amended and Restated 2013 Plan
Total common shares underlying outstanding stock options	—
Total unvested restricted shares outstanding (1)	2,008,651
Total unvested restricted share units outstanding (2)	605,816
Total common shares currently available for grant	4,885,533
_______________________________________________________________________________

(1)
Includes performance- and time-vested restricted shares. All restricted shares are considered issued at the time of grant and are included in our outstanding common shares. Performance shares are issued at the maximum potential payout.

(2)
Includes performance- and time-vested restricted share units. Shares subject to restricted share units are not are included in our outstanding common shares until vested and settled. Performance-vested restricted share units are assumed to vest at the maximum potential payout.

The compensation committee carefully monitors our annual burn rate and total dilution by granting only the number of stock-based awards that it believes is necessary to attract, reward and retain key employees, officers and other service providers. Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its share incentive plan. Over the last three years, we have maintained an average burn rate of only 0.46% of common shares outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our share plans. The following table shows our burn rate and dilution percentages over the past three years:

Key Equity Metrics	2014	2015	2016
Burn Rate (1)	0.40%	0.31%	0.66%
Dilution (2)	0.37%	0.31%	0.65%
_______________________________________________________________________________

(1)
Burn rate is calculated by dividing the number of common shares subject to equity awards granted during the fiscal year (including, in the case of performance-based awards, the maximum number of shares subject to such awards in the year of grant) by the weighted average number of common shares outstanding during the fiscal year.

(2)
Dilution is calculated by dividing the number of common shares subject to equity awards outstanding at the end of the fiscal year (including, in the case of performance-based awards, the maximum number of shares subject to such awards in the year of grant) by the number of common shares outstanding at the end of the fiscal year.

Summary of the Amended and Restated 2013 Plan
The following is a summary of certain material features of the Amended and Restated 2013 Plan.
Purpose
The Amended and Restated 2013 Plan is designed to assist us in attracting, retaining, motivating and rewarding certain of our key employees, officers, directors and other service providers, and to promote the creation of long-term value for our shareholders by closely aligning the interests of such individuals with those of the shareholders.
Administration
The Amended and Restated 2013 Plan is administered by the compensation committee of our board of directors, which has the authority to designate participants, grant awards, determine the number of common shares to be covered by awards, determine the terms and conditions of any awards, and construe and interpret the Amended and Restated 2013 Plan and related award agreements. The compensation committee has the authority to accelerate the vesting of outstanding awards for any reason, including upon a “corporate event” (as defined below). To the extent permitted by applicable law, the compensation committee is permitted to delegate its authority under the Amended and Restated 2013 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company (including any non-employee director of the Company or its affiliates), who is subject to Section 16 of the Exchange Act, or who is granted an award that is intended to qualify as performance-based compensation under Section 162(m) of the Code must be expressly approved by the Compensation Committee.
Shares Available for Issuance Under the Amended and Restated 2013 Plan and Limits on Awards
We are authorized to issue a maximum of 7,500,000 common shares under the Amended and Restated 2013 Plan. Equity-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that we merge with or into, acquire, or engage with in a similar corporate transaction) will not count against the number of shares reserved and available for issuance pursuant to the Amended and Restated 2013 Plan.
If any award granted under the Amended and Restated 2013 Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the Amended and Restated 2013 Plan. Any shares withheld for the payment of any exercise price or taxes relating to any award under the Amended and Restated 2013 Plan will be deemed to constitute shares delivered and will not be deemed to again be available for delivery under the plan.
Awards and the shares authorized under the Amended and Restated 2013 Plan are subject to adjustment as described below under “Changes in Capital Structure.”
During any time that we are subject to Section 162(m) of the Code, to the extent an award is intended to qualify as exempt performance-based compensation under Section 162(m) of the Code, the maximum number of common shares subject to stock options, performance awards or stock appreciation rights that may be granted to any individual in any one calendar year may not exceed 1 million. Similarly, the maximum value of a performance award that is valued in dollars (as opposed to shares) and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one year may not exceed $40 million. The maximum number of common shares reserved for issuance under the Amended and Restated 2013 Plan that may be issued or transferred upon exercise or settlement of incentive stock options is 7,500,000 shares. The maximum number of shares subject to awards granted to any non-employee director during one calendar year may not exceed 50,000. Awards and the common shares authorized under the Amended and Restated 2013 Plan, as well as any individual share limits, are subject to adjustment as described below under “Changes in Capital Structure.” The closing price of a common share as reported on the NYSE on March 17, 2017 was $36.00 per common share.
Eligibility
The following individuals will be eligible to participate in the Amended and Restated 2013 Plan:

•	employees and officers of the Company or its affiliates;

•	non-employee directors of the Company or its affiliates;

•
other individuals who provide substantial services to the Company or its affiliates as a consultant or advisor (or a wholly owned alter ego entity of such an individual), and who are designated as eligible by the compensation committee; and

•	prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.
As of March 17, 2017, there were approximately 405 employees, officers, directors and other individuals eligible to participate in the Amended and Restated 2013 Plan.
Grants of Awards
Pursuant to the Amended and Restated 2013 Plan, the compensation committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted common share units, performance awards (including cash-based performance awards), and other stock-based awards.
Stock Options
We have not granted stock options to anyone, including our named executive officers, and have no present intention to grant stock options in the near term. However, to maintain maximum flexibility, the Amended and Restated 2013 Plan allows the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options.
A stock option granted under the Amended and Restated 2013 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of common shares at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the compensation committee at the time of grant.

Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the Amended and Restated 2013 Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder). Payment of the exercise price of a stock option may be made in a manner approved by the compensation committee, which may include any of the following payment methods: cash, common shares, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the compensation committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the compensation committee.
The Amended and Restated 2013 Plan provides that participants terminated for “cause” (as such term is defined in the Amended and Restated 2013 Plan) will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock options and retain their vested stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock options. The compensation committee may also exercise its discretion to provide for different treatment of stock options upon termination.
No incentive stock options may be granted under the Amended and Restated 2013 Plan following the 10th anniversary of the earlier of (i) the date the 2013 Plan was adopted by the board of directors and (ii) the date the shareholders of the Company approved the 2013 Plan.
Stock Appreciation Rights.
A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the common shares over a specified period. Stock appreciation rights may be settled in common shares, cash or other property, as specified in the award agreement or as determined by the compensation committee. The base price applicable to a stock appreciation right will be set by the compensation committee at the time of grant.
The maximum term of a stock appreciation right granted under the Amended and Restated 2013 Plan is 10 years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, common shares, or property as specified in the applicable award agreement or as determined by the compensation committee, in each case having a value in respect of each common share underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of a common share on the exercise date.
The Amended and Restated 2013 Plan provides that participants terminated for “cause” (as such term is defined in the Amended and Restated 2013 Plan) will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights and retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. The compensation committee may also exercise its discretion to provide for different treatment of stock appreciation rights upon termination.
Restricted Stock.
An award of restricted stock is a grant of common shares which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock will generally have the rights and privileges of a shareholder with respect to their restricted stock. Unless otherwise set forth in an award agreement, dividends with respect to the restricted stock will be withheld by the Company on behalf of the participant and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate.
Except as otherwise provided by the compensation committee, in the event a participant is terminated for any reason, the vesting of the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price was $0, the unvested shares of restricted stock will be forfeited to the Company by the participant for no consideration.
Restricted Stock Units.
A restricted stock unit is a notional unit representing the right to receive one common share (or the cash value of one common share) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award established by the compensation committee in the applicable award agreement, the award will be settled in common shares, cash or property, as determined by the compensation committee in its discretion. Unless otherwise set forth in an award agreement, a participant will not be entitled to any dividends or dividend equivalents with respect to the restricted stock units prior to settlement.

Except as otherwise provided by the compensation committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, all of the participant’s unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date or dates specified in the applicable award agreement.
Performance Awards.
A performance award (which may be classified as a performance share, performance unit or cash award) represents the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. Unless otherwise set forth in an award agreement, dividends with respect to the performance awards will be withheld by the Company on behalf of the participant and will be subject to vesting and forfeiture to the same degree as the performance awards to which such dividends relate. A participant has no right to dividends, if any, or dividend equivalents, with respect to performance awards that are not earned and vested.
The compensation committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the compensation committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth' (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xxi) to the extent that an award is not intended to qualify as performance-based compensation under Section 162(m) of the Code, other measures of performance selected by the compensation committee. The business criteria may be combined with cost of capital, assets, invested capital and shareholders’ equity to form an appropriate measure of performance and will have any reasonable definitions that the compensation committee may specify.
The business criteria for performance goals under the Amended and Restated 2013 Plan must be re-approved by our shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the business criteria for performance goals in order for awards (other than stock options and stock appreciation rights) to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code. Assuming approval of this proposal, the material terms of the performance goals under the Amended and Restated 2013 Plan will need to be re-approved by shareholders at our Annual Meeting in 2022.
Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business, subsidiaries, products, regions, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance goals may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
The compensation committee will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with “generally accepted accounting principles,” to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (i) determined to be extraordinary, unusual or non-recurring in nature; (ii)

related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses. However, in no event will any adjustment be made if the performance award is intended to qualify as performance-based compensation under Section 162(m) of the Code and such adjustment would cause the award to fail to so qualify.
Performance awards that have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, common shares or other awards under the Amended and Restated 2013 Plan (or some combination thereof). Except as otherwise provided by the compensation committee, if a participant is terminated for any reason prior to the end of an applicable performance period, the participant will forfeit all performance awards held by such participant.
Other Stock-Based Awards.
The Amended and Restated 2013 Plan authorizes the compensation committee to grant other stock-based awards that may be denominated in, payable in, valued in, or otherwise related to our common shares. Such awards and the terms applicable to such awards will be set forth in award agreements.
Clawback; Sub-Plans
All awards granted under the Amended and Restated 2013 Plan will be subject to incentive compensation clawback and recoupment policies implemented by the board of directors (or a committee or subcommittee of the board) from time to time. In addition, the compensation committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Amended and Restated 2013 Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the compensation committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.
No Repricing of Awards
No awards may be repriced without shareholder approval. For purposes of the Amended and Restated 2013 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying common shares.
Minimum Vesting Period
Except as provided below, no award granted under the Amended and Restated 2013 Plan (other than any cash-based performance award) may vest over a period that is less than one year from the date of grant. The foregoing minimum vesting period will not apply: (i) to awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including performance shares); (ii) to a substitute award that does not reduce the vesting period of the award being replaced or assumed; or (iii) to awards involving an aggregate number of common shares not in excess of 5% of the aggregate number of common shares that may be delivered in connection with awards under the Amended and Restated 2013 Plan (subject to adjustment as described below under “Changes in Capital Structure”).
Changes in Capital Structure
In the event of (i) any change in our outstanding common shares or capital structure by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization, (ii) the declaration of any extraordinary dividend, or (iii) any change in applicable laws or circumstances that results or could result in the substantial dilution or enlargement of participants’ rights under the Amended and Restated 2013 Plan, the compensation committee will equitably and proportionately adjust or substitute, as determined by the compensation committee in its sole discretion, the aggregate number of common shares that may be granted pursuant to awards, the number of common shares covered by outstanding awards under the Amended and Restated 2013 Plan, and the per-share price of common shares underlying outstanding awards under the Amended and Restated 2013 Plan.

Corporate Events
For purposes of the Amended and Restated 2013 Plan, a “corporate event” means:

•	a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation;

•
a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of common shares receive securities of another corporation or other property or cash;

•	a “change in control” (as defined in the Amended and Restated 2013 Plan); or

•	a reorganization, dissolution or liquidation of the Company.
Pursuant to the Amended and Restated 2013 Plan, in connection with a corporate event, the compensation committee may take any of the following actions:

•	require that outstanding awards be assumed or substituted in connection with such event;

•
accelerate the vesting of any outstanding awards, subject to the consummation of such event; provided that any awards that vest subject to the achievement of performance criteria will be deemed earned (i) based on actual performance through the date of the corporate event or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the corporate event, in each case, with respect to any unexpired performance periods or performance periods for which satisfaction of the performance criteria or other material terms for the applicable performance period has not been certified by the compensation committee prior to the date of the corporate event;

•
cancel outstanding awards upon the consummation of such event (whether vested or unvested) and provide award holders with the per-share consideration being received by the Company’s shareholders in connection with such event in exchange for their awards (or, with respect to a cash award, the amount payable pursuant to the award);

•
cancel all outstanding stock options, stock appreciation rights or other awards (whether vested or unvested) subject to exercise as of the consummation of such event, and provide the holder at least 10 days to exercise each stock option, stock appreciation right or other award canceled prior to the consummation of such event; or

•	replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.
Non-Transferability of Awards
Except as otherwise provided by the compensation committee, awards are generally non-transferable other than by will or the laws of descent and distribution and restricted stock is generally non-transferable.
Termination and Amendment
The board of directors or the compensation committee may amend or terminate the Amended and Restated 2013 Plan at any time, except that no amendment may, without shareholder approval, violate the shareholder approval requirements of the national securities exchange on which the common shares are principally listed. Unless sooner terminated, the Amended and Restated 2013 Plan will terminate on the day before the 10th anniversary of the date the shareholders of the Company approved the 2013 Plan.
Certain U.S. Federal Income Tax Consequences
The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the Amended and Restated 2013 Plan. The Amended and Restated 2013 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code.
This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the Amended and Restated 2013 Plan are encouraged to consult with their own tax advisors.
Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.
Other Stock-Based Awards. The tax effects related to other stock-based awards under the Amended and Restated 2013 Plan are dependent upon the structure of the particular award.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant’s year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($127,200 in 2017), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company’s fiscal year, subject to certain exceptions (including an exception for performance- based compensation). The Amended and Restated 2013 Plan is designed so that stock options and stock appreciation rights qualify for this exception, and it permits the Compensation Committee to grant other awards designed to qualify for this exemption. The compensation committee is also authorized to grant awards that are not qualified under Section 162(m) of the Code.
Section 409A. Certain awards under the Amended and Restated 2013 Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A of the Code). If an award under the Amended and Restated 2013 Plan (or any other Company plan) that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the Amended and Restated 2013 Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the Amended and Restated 2013 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.
Section 457A. Awards under the Amended and Restated 2013 Plan that constitute “nonqualified deferred compensation” (as defined in Section 457A of the Code) to participants employed by “nonqualified entities” (as defined in Section 457A of the Code) are subject to U.S. income inclusion in the year in which the awards are no longer subject to a substantial risk of forfeiture, which may occur prior to when shares are distributable to a participant pursuant to the terms of the award. Reporting and withholding requirements may apply. A failure to timely report U.S. income or pay associated taxes in accordance with Section 457A of the Code may result in late tax payment or under-reporting penalties for an affected participant, and in certain circumstances, an additional 20% tax. Generally, a “nonqualified entity” is any foreign corporation unless substantially all of its income is effectively connected with the conduct of a trade or business in the United States, or unless it is subject to a comprehensive foreign income tax. Certain entities that would be taxed as partnerships in the United States also may be treated as “nonqualified entities” unless substantially all income of the entity (or allocated by the entity to its partners) is subject to U.S. income tax or another comprehensive foreign income tax.
Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisors to ascertain the appropriate tax treatment for any particular award.
New Plan Benefits
Because awards to be granted in the future under the Amended and Restated 2013 Plan are at the discretion of the compensation committee, it is not possible to determine the benefits or the amounts that have been or will be received by eligible participants under the Amended and Restated 2013 Plan.
Securities Authorized for Issuance Under Equity Compensation Plans as of December 31, 2016
The following table sets forth, as of December 31, 2016, information concerning equity compensation plans under which our securities are authorized for issuance. The table does not reflect grants, awards, exercises, terminations or expirations since that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities included in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	493,161	(1)	(2)	14,106,355	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	493,161		—	14,106,355
_______________________________________________________________________________

(1)
All of these shares are subject to outstanding restricted common share unit awards. This number does not include 2,107,876 shares that are subject to then-outstanding, but unvested, restricted common share awards because those shares are considered issued at the time of grant.

(2)	Not applicable because all outstanding awards reflected in column (a) will be issued upon the vesting of outstanding restricted common share units.

(3)
All of the shares that remained available for future issuance as of December 31, 2016, were available under the 2013 Plan. Subject to certain express limits of the 2013 Plan, shares available for award purposes under the 2013 Plan generally may be used for any type of award authorized under that plan including options, stock appreciation rights, and other forms of awards granted or denominated in our common shares including, without limitation, stock bonuses, restricted stock, restricted stock units and performance shares. A total of 14,700,000 common shares were originally reserved and available for delivery under the 2013 Plan. The total number of common shares reserved and available for delivery under the 2013 Plan was increased on the first day of each of our fiscal years beginning with 2014 in an amount equal to the lesser of (i) 1,500,000 common shares, (ii) 2% of our outstanding common shares on the last day of the immediately preceding fiscal year, or (iii) such number of common shares as determined by our board of directors. As of December 31, 2016, the total number of common shares reserved and available for delivery under the 2013 Plan was 14,106,355. Common shares underlying awards that are settled in cash, cancelled, forfeited, or otherwise terminated without delivery to a participant were again available for issuance under the 2013 Plan. Common shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding did not again become available for issuance under the 2013 Plan. The Amended and Restated Plan approved by our board of directors in February 2017 will reduce the number of common shares reserved for issuance from 14.7 million to 7.5 million.
Recommendation and Vote
Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE ESSENT GROUP LTD. 2013 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our officers, members of our board of directors and persons who own more than 10% of our common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms furnished to us, or written representations that no annual statements of beneficial ownership of securities on Form 5 were required to be filed, we believe that during the year ended December 31, 2016 our officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.
Annual Report to Shareholders
Our Annual Report on Form 10-K for the year ended December 31, 2016 has been posted, and is available without charge, on our corporate website at www.essentgroup.com. In addition, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016 (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any shareholder of record or beneficial owner of our common shares. Requests can be made by writing to Secretary, Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
Other Business at the Annual Meeting
Our board of directors does not presently intend to bring any other business before the meeting, and, so far as is known to our board of directors, no matters are to be brought before the meeting except as specified in the Notice of Annual General Meeting of Shareholders. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Our financial statements for the year ended December 31, 2016 and the auditors' report thereon will be formally presented at the Annual Meeting, but no shareholder action is required thereon.
Shareholder Proposals and Director Nominations for the 2018 Annual General Meeting of Shareholders
Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 for inclusion in our proxy statement and form of proxy for our 2017 Annual General Meeting of Shareholders must be received by us no later than December 2, 2017 and must comply with the requirements of the proxy rules promulgated by the SEC.
In accordance with our current bylaws, for a proposal of a shareholder to be raised from the floor and presented at our 2017 Annual General Meeting of Shareholders, other than a shareholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, (A) not prior to January 4, 2018 nor later than February 3, 2018 or (B) in the event that the 2017 Annual Meeting of Shareholders is held prior to April 3, 2018 or after June 2, 2018, notice by the shareholder must be so received no earlier than the 120th day prior to the annual meeting and not later than the later of the 70th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. Shareholder proposals should be addressed to our Secretary at Essent Group Ltd., Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

APPENDIX A

ESSENT GROUP LTD.
ANNUAL INCENTIVE PLAN

1.Purpose.

The purposes of the Plan are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance.
2.Definitions.

Unless the context requires otherwise; the following words as used in the Plan shall have the meanings ascribed to each below.
(a)“Board” means the Board of Directors of the Company.

(b)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(c)“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as the Board or a duly authorized committee of the Board shall designate from time to time, consisting of two or more members, each of whom is an “independent” director under the listing requirements of any exchange on which the Shares are then listed, and, as to any compensation intended to qualify as “performance-based compensation” under Section 162(m), an “outside director” within the meaning of Section 162(m).

(d)“Company” means Essent Group Ltd., a limited liability company organized under the laws of Bermuda, and its successors by operation of law.

(e)“Covered Employee” means any “covered employee” as defined in Section 162(m)(3) of the Code.

(f)“Exchange Act” means the U.S. Securities and Exchange Act of 1934, as amended, including regulations thereunder and successor provisions and regulations thereto.

(g)“Executive Officer” means any “officer” within the meaning of Rule 16(a)-1(f) promulgated under the Exchange Act or any Covered Employee.

(h)“Long-Term Incentive Plan” means the Essent Group Ltd. 2013 Long-Term Incentive Plan or any other shareholder-approved equity-based compensation plan maintained by the Company.

(i)“Participant” means (i) each executive officer of the Company and (ii) each other employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

(j)“Performance Goals” means the objectives established by the Committee for a Performance Period pursuant to Section 4(a) hereof for the purpose of determining whether a bonus under the Plan has been earned.

(k)“Performance Period” means each fiscal year or another period as designated by the Committee with respect to which Performance Goals are established.

(l)“Plan” means this Essent Group Ltd. Annual Incentive Plan, as set forth herein and as may hereafter be amended from time to time.

(m)“Section 162(m)” means Section 162(m) of the Code.

(n)“Section 409A” means Section 409A of the Code.

(o)“Shares” means the common shares of the Company, par value $0.015 per share.

(p)“Subsidiary” means any business entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of shares entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, fifty percent (50%) or more of the total combined equity interests.

3.Administration.

(a)Role of the Committee. The Committee shall administer and interpret the Plan, provided that, in no event shall the Plan be interpreted in a manner which would cause any award intended to be qualified as performance based compensation under Section 162(m) to fail to so qualify. The Committee shall have the authority in its sole and absolute discretion to (i) construe, interpret and implement the Plan; (ii) establish the Performance Goals for any fiscal year or other Performance Period determined by the Committee in accordance with Section 4 hereof and certify whether such Performance Goals have been obtained; (iii) establish, amend, or rescind rules and regulations relating to the operation of the Plan; (iv) to select Participants; (v) to determine bonus award opportunities; (vi) correct any defect, supply any omission and reconcile any inconsistency of this Plan, and (vii) to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan. Any determination made by the Committee under the Plan shall be final, binding and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee or any of the Company’s directors, officers or employees shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct.

(b)Delegation. The Committee may allocate among its members and may delegate some or all of its authority or administrative responsibility to such individual or individuals who are not members of the Committee as it shall deem necessary or appropriate; provided, however, the Committee may not delegate any of its authority or administrative responsibility hereunder if such delegation would cause any award payable under this Plan intended to qualify as “performance-based compensation” under Section162(m) not to be considered performance-based compensation” within the meaning of Section 162(m), and any such attempted delegation shall not be effective and shall be void ab initio.

4.Bonuses.

(a)Performance Criteria. The Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus award for each Performance Period and the objective formula or standard for computing the amount of the bonus award payable to the Participant if the Performance Goals are attained, provided that, to the extent Section 162(m) is applicable to the Company and the Plan, and for those awards intended to qualify as “performance-based compensation” under Section 162(m), the Committee shall establish the objective or objectives that must be satisfied in order for a Participant to receive an award for a Performance Period no later than 90 days after the commencement of the Performance Period (or such other date as may be required or permitted under Section 162(m)) and, in no event, later than the date on which twenty five percent (25%) of the Performance Period has elapsed. Unless the Committee determines at the time of grant not to qualify the award as “performance-based compensation” under Section 162(m) or Section 162(m) is otherwise not applicable to an award under the Plan, any such Performance Goals for a Performance Period will be based upon specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) share price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) share price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and (xxi) for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time in the case of (A) persons who are not Covered Employees or (B) awards (whether or not to Covered Employees) not intended to qualify as “performance-based compensation” under Section 162(m), such other criteria as may be determined by the Committee. Performance Goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (1) current internal targets or budgets, (2) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (3) the performance of one or more similarly situated companies, (4) the performance of an index covering multiple companies, or (5) other external measures of the selected performance criteria. Performance Goals may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and shareholder equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify, and, to the extent permitted under Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval) in the case of awards intended to qualify as “performance-based compensation” under Section 162(m), unless the Committee provides otherwise at the time of establishing the Performance Goals, the Committee may: (A) designate additional business criteria on which the Performance Goals may be based or (B) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (a) determined to be extraordinary, unusual or non-recurring in nature; (b) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (c) related to currency fluctuations; (d) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (e) related to restructuring, divestitures, productivity initiatives or new business initiatives; (f) related to discontinued operations that do not qualify as a segment of business under GAAP; (g) attributable to the business operations of any entity acquired by the Company during the fiscal year; non-operating items; and (h) acquisition expenses.
(b)Maximum Amount Payable. Subject to Section 4(c), if, pursuant to Section 4(f) hereof, the Committee certifies in writing that any of the Performance Goals established for the relevant Performance Period under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the Performance Period for which the bonus is payable shall be entitled to receive an annual bonus in an amount not to exceed $10,000,000.

(c)Termination of Employment. Unless otherwise determined by the Committee in its sole and absolute discretion at the time the performance criteria are selected for a particular Performance Period in accordance with Section 4(a) or as otherwise provided in a Participant’s employment, severance or similar agreement, if a Participant’s employment with the Company and its Subsidiaries terminates for any reason prior to the date on which the award is paid hereunder, such Participant shall forfeit all rights to any and all awards which have not yet been paid under the Plan; provided that, if a Participant’s employment terminates for any reason prior to the date on which the award is paid hereunder, the Committee, in its sole and absolute discretion, may waive any forfeiture pursuant to Section 4 in whole or in part, but, to the extent Section 162(m) is applicable to the Company and the Plan, the Committee may not waive satisfaction of Performance Goals with respect to any Covered Employee. For any Participant who is a Covered Employee, to the extent Section 162(m) is applicable to the Company and the Plan, if such Participant’s employment terminates for any reason prior to the last day of the Performance Period for which the bonus is payable and the Committee exercises its sole and absolute discretion under this Section 4(c) to waive forfeiture of all or a portion of such award under the Plan, the maximum bonus payable to such Participant under Section 4(b) above shall be multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the termination occurs prior to and including the date of the Participant’s termination of employment and the denominator of which is the total number of days in the Performance Period.

(d)Negative Discretion. Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee shall have the right, in its sole and absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or conduct or any other factors that the Committee, in its sole and absolute discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

(e)Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary (including, without limitation, the maximum amounts payable under Section 4(b)), but subject in the case of bonuses paid in equity-based awards under the Long-Term Incentive Plan to the maximum number of shares available for issuance under the Long-Term Incentive Plan, (i) the Committee shall have the right, in its sole and absolute discretion, to grant any annual bonus in cash and/or an equity-based award under the Long-Term Incentive Plan of equivalent value (provided that in determining the number of Shares (whether restricted or unrestricted) that is equivalent to a dollar amount, that dollar amount shall be divided by the weighted average closing price of a Share, as traded on a national securities exchange on the date any equity-based award in settlement of the annual bonus (or a portion thereof) for the 30 consecutive trading days immediately preceding the date such equity-based awards are granted (with fractional shares being rounded to the nearest whole share)) to any Participant and (ii) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum bonus amount in any Performance Period, regardless of whether performance objectives are attained.

(f)Certification of Attainment of Performance Goals. As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing whether and to what extent, if at all, the Performance Goal for the Performance Period have been satisfied.

(g)Post-IPO Transition Period. For the avoidance of doubt, to the extent that Section 162(m) does not apply to the Plan prior to the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Shares of the Company becomes publicly held pursuant to an initial public offering or such other date required by Section 162(m), the Committee shall have the sole and absolute discretion to establish performance objectives without reference to the criteria set forth in the regulations under Section 162(m), including but not limited to U.S. Treasury Regulation Section 1.162-27(e), to exercise affirmative discretion with respect to Covered Employees, to waive forfeiture of an award upon termination and to take action by a committee that is not composed of “outside directors” as defined in Section 162(m).

5.Payment.

Except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable Performance Goals have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus), but in no event later than March 15 of the year immediately following the end of the fiscal year in which the Performance Period ends.
6.Form of Payment.

The Committee shall determine whether any bonus payable under the Plan is payable in cash and/or equity-based awards under the Long-Term Incentive Plan. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award of equity-based awards, including conditioning the vesting of such shares or awards on the performance of additional service.
7.General Provisions.

(a)Effectiveness of the Plan. The Plan is effective the day immediately prior to the date the Company becomes publicly held within the meaning of U.S. Treasury Regulation Section 1.162-27(f)(1). It is intended that this Plan and the awards shall qualify for the transition rule contained in U.S. Treasury Regulation Section §1.162-27(f)(1) during the period set forth therein. Unless otherwise determined by the Board, it is intended that the material terms of this Plan (including the aforementioned business criteria) will be disclosed to and reapproved by the Company’s shareholders on or before the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Shares are registered under the Exchange Act to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as “performance-based compensation” under Section 162(m).

(b)Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state, local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

(c)Non-alienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, sell, assign, pledge, charge, hedge, hypothecate, anticipate, or otherwise encumber or dispose of the Participant’s interest under the Plan, and any attempt to do so shall be null and void. The Company’s obligations under this

Plan are not assignable or transferable except to (i) a Subsidiary or affiliate of the Company, (ii) a corporation or other entity which acquires all or substantially all of the Company’s or a Subsidiary’s assets or (iii) any corporation or company into which the Company or any Subsidiary may be merged, amalgamated or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s beneficiaries, heirs, executors, administrators or successors in interest.

(d)No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan, including incentive arrangements and awards that do not qualify under Section 162(m).

(e)No Right of Continued Employment. No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant the right to be retained in the employ of the Company. The grant of an award hereunder, and any future grant of awards under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of an award nor any future grant of awards by the Company shall be deemed to create any obligation to grant any further awards, whether or not such a reservation is explicitly stated at the time of such a grant. The Plan shall not be deemed to constitute, and shall not be construed by the Participant to constitute, part of the terms and conditions of employment and participation in the Plan shall not be deemed to constitute, and shall not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company. The employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein and in any agreement entered into with respect to an award. The Company expressly reserves the right to require, as a condition of participation in the Plan, that award recipients agree and acknowledge the above in writing. Further, the Company expressly reserves the right to require award recipients, as a condition of participation, to consent in writing to the collection, transfer from the employer to the Company and third parties, storage and use of personal data for purposes of administering the Plan.

(f)No Limitation on Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any action which is deemed by it to be appropriate or in its best interest (as determined in its sole and absolute discretion), whether or not such action would have an adverse effect on any awards made under the Plan. No Participant (or anyone claiming through a Participant), employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g)Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or a subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.

(h)Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, to the extent not otherwise governed by the Code or the laws of the United States, shall be determined solely in accordance with the laws of Bermuda (without reference to the principles of conflicts of law or choice of law that might otherwise refer the construction or interpretation of this Plan to the substantive laws of another jurisdiction).

(i)Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. That this plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

(j)Amendment and Termination. Notwithstanding Section 7(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan in whole or in part and from time to time; provided; however, that no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as “performance-based compensation” under Section 162(m). The Plan shall continue to be in effect until it is terminated by the Board or the Committee.

(k)Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the U.S. Employee Retirement Income and Security Act of 1974, as amended.

(l)409A Compliance. This Plan is intended to provide for payments that are exempt from the provisions of Section 409A to the maximum extent possible and otherwise to be administered in a manner consistent with the requirements, where applicable, of Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A. In the case of any “nonqualified deferred compensation” (within the meaning of Section 409A) that may be treated as payable in the form of

“a series of installment payments,” as defined in U.S. Treasury Regulation Section §1.409A-2(b)(2)(iii), a Participant’s or designated beneficiary’s right to receive such payments shall be treated as a right to receive a series of separate payments for purposes of such regulation. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event Section 409A applies to any payment or right under this Plan in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of this Plan to the contrary, the Board or the Committee may unilaterally amend, modify or terminate the Plan or any right hereunder if the Board or Committee determines, in its sole and absolute discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A.

Notwithstanding the terms of this Plan to the contrary, if at the time of the Participant’s “separation from service” within the meaning of Section 409A, he or she is a “specified employee” within the meaning of Section 409A, any payment of any “nonqualified deferred compensation” amounts (within the meaning of Section 409A and after taking into account all exclusions applicable to such payments under Section 409A) required to be made to the Participant upon or as a result of the separation from service (as defined in Section 409A) shall be delayed until after the six-month anniversary of the termination from service to the extent necessary to comply with and avoid the imposition of taxes, interest and penalties under Section 409A. Any such payments to which he or she would otherwise be entitled during the first six months following his or her termination from service will be accumulated and paid without interest on the first payroll date after the six-month anniversary of the separation from service (unless another Section 409A-compliant payment date applies) or within thirty days thereafter. These provisions will only apply if and to the extent required to avoid the imposition of taxes, interest and penalties under Section 409A.
(m)No Attachment. Except as required by law, no right to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation, or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

(n)Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(o)Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

APPENDIX B

AMENDED AND RESTATED
ESSENT GROUP LTD.
2013 LONG-TERM INCENTIVE PLAN

1.	Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value. The Plan was originally adopted on October 30, 2013, and amended and restated in its present form, on February 8, 2017.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

(b)“Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, or other Stock-based award granted under the Plan.

(c)“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

(d)“Board” means the Board of Directors of the Company.

(e)“Cause” means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii)  that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with the Participant’s employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)“Change in Control” means the first of the following to occur after the Effective Date:

(1)Acquisition of Controlling Interest. Any Person or group of Persons acting in concert (other than Persons who are employees at any time more than one year before a transaction) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities, excluding, however, the following: (A) any acquisition directly from the Company, (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any underwriter temporarily holding securities pursuant to an offering of such securities. In applying the preceding sentence, an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be Change in Control, as reasonably determined by the Board.

(2)Change in Board Control. During any consecutive one-year period commencing after the Effective Date, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new director shall be considered an “approved replacement” director if his or her election (or nomination for election) was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or were themselves approved replacement directors, but in either case excluding any director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(3)Merger. The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are employees at any time more than one year before the transaction) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities.

(4)Sale of Assets. The Company consummates a sale or disposition of all, or substantially all, of the Company’s assets.

(5)Liquidation or Dissolution. The Company implements a plan for liquidation or dissolution of the Company.

Notwithstanding the foregoing, (x) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a “Change in Control” shall not be deemed to have occurred unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(g)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(h)“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

(i)“Company” means Essent Group Ltd., a limited liability company organized under the laws of Bermuda, and its successors by operation of law.

(j)“Corporate Event” has the meaning set forth in Section 11(b) hereof.

(k)“Data” has the meaning set forth in Section 21(c) hereof.

(l)“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.

(m)“Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

(n)“Effective Date” means October 30, 2013.

(o)“Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, shareholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

(p)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q)“Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

(r)“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(s)“GAAP” has the meaning set forth in Section 9(f)(3) hereof.

(t)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

(w)“Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(x)“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

(y)“Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

(z)“Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.

(aa)“Performance Award Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

(ab)“Performance Cash Award” means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.

(ac)“Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

(ad)“Performance Period” means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(ae)“Performance Share” means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(af)“Performance Unit” means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

(ag)“Person” means any individual, corporation, partnership, firm, joint venture, association, jointstock company, trust, unincorporated organization, or other entity.

(ah)“Plan” means this Essent Group Ltd. 2013 LongTerm Incentive Plan, as may be amended from time to time.

(ai)“Qualified Member” means a member of the Committee who is a “NonEmployee Director” within the meaning of Rule 16b3 under the Exchange Act, an “outside director” within the meaning of Treasury Regulation Section 1.16227(c) under Section 162(m) of the Code and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.

(aj)“Qualified Performance-Based Award” means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as “qualified performancebased compensation” within the meaning of Section 162(m) of the Code.

(ak)“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

(al)“Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(am)“Restricted Stock Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(an)“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

(ao)“RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Stock Units.

(ap)“SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Stock Appreciation Rights.

(aq)“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(ar)“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(as)“Stock” means the Company’s common shares, par value $0.015 per share, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

(at)“Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) hereof, Stock Appreciation Rights shall be settled in Stock.

(au)“Substitute Award” has the meaning set forth in Section 4(a) hereof.

(av)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spinoff, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3.Administration.

(a)Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 11(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b)Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

(c)Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualified Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d)Section 409A; Section 457A. All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A or Section 457A of the Code shall be interpreted, administered and construed to comply with Section 409A or Section 457A, as applicable, and all Awards made under the Plan that are intended to be exempt from Section 409A or Section 457A shall be interpreted, administered and construed to comply with and preserve such exemption, as applicable. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any Person in the event Section 409A or Section 457A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries or transferees.

(e)Section 162(m). Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. The Plan has been adopted by the Board, with respect to Awards intended to be “performance-based” within the meaning of Section 162(m) of the Code, to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

4.Shares Available Under the Plan; Other Limitations.

(a)Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 7,500,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NASDAQ Listing Rule 5635(c) and IM-5635-1, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(b)Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares delivered to the Participant and shall not be deemed to again be available for delivery under the Plan.

(c)162(m) Limitation; Incentive Stock Options.

(1)Notwithstanding anything to the contrary herein, at all times when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to qualify as a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 1,000,000 (subject to adjustment as provided in Section 11 hereof); and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $40,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards (other than Options or Stock Appreciation Rights) may be granted hereunder based on the Performance Objectives following the first (1st) meeting of the Company’s stockholder that occurs in the fifth (5th) year following the year in which the Company’s stockholders most recently approved the Performance Objectives for purposes of satisfying the “qualified performance based compensation” exemption under Section 162(m)(4)(C) of the Code unless the Performance Objectives are reapproved (or other designated performance goals are approved) by the stockholders on or before such stockholder meeting.

(2)No more than 7,500,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d)Shares Available Under Acquired Plans. Additionally, to the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

(e)Minimum Vesting Period. No Award (other than any Performance Cash Award) may vest over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply: (i) to Awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including Performance Shares); (ii) to a Substitute Award that does not reduce the vesting period of the award being replaced or assumed; or (iii) to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof).

(f)Limitation on Awards to Non-Employee Directors. Notwithstanding anything to the contrary herein, the maximum number of shares of Stock that may be subject to Awards granted to any non-employee director of the Company in any one calendar year shall not exceed 50,000 shares of Stock (subject to adjustment as provided in Section 11 hereof).

5.Options.

(a)General. Certain Options granted under the Plan are intended to qualify as Incentive Stock Options. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

(b)Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

(c)Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, (2) a Qualified Performance-Based Award, or (3) an Incentive Stock Option, then in each case the applicable exercise price shall not be less than the Fair Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option.

(d)Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)Vesting. Subject to the provisions of Section 4(e), Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

(f)Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

(1)In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) all of such Participant’s outstanding unvested Options shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s outstanding vested Options shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) all of such Participant’s outstanding unvested Options shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s outstanding vested Options shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.

(3)In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

(g)Special Provisions Applicable to Incentive Stock Options.

(1)No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2)To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3)Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6.Restricted Stock.

(a)General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)Vesting and Restrictions on Transfer. Subject to the provisions of Section 4(e), Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

(c)Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7.Restricted Stock Units.

(a)General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b)Vesting. Subject to the provisions of Section 4(e), Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c)Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. A Participant shall not be entitled to dividends, if any, or dividend equivalents, with respect to Restricted Stock Units prior to settlement.

(d)Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units shall cease, (2) all of such Participant’s outstanding unvested Restricted Stock Units shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.Stock Appreciation Rights.

(a)General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

(b)Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

(c)Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that if a Stock Appreciation Right is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code or (2) a Qualified PerformanceBased Award, then in each case the applicable base price shall not be less than the Fair Market Value on the date of grant.

(d)Vesting. Subject to the provisions of Section 4(e), Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

(e)Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f)Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

(1)In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (B) all of such Participant’s outstanding unvested Stock Appreciation Rights shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s outstanding vested Stock Appreciation Rights shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

(2)In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Stock Appreciation Rights shall cease, (ii) all of such Participant’s outstanding unvested Stock Appreciation Rights shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Stock Appreciation Rights shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

(3)In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s outstanding Stock Appreciation Rights (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

9.Performance Awards.

(a)General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical. Cash dividends and stock dividends, if any, with respect to the Performance Awards shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate. A Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Performance Awards that are not earned and vested. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)Value of Performance Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of a Performance Cash Award as the case may be, that will be paid out to the Participant.

(c)Earning of Performance Awards. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance Objectives.

(d)Form and Timing of Payment of Performance Awards. Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e)Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the end of an applicable Performance Period, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.

(f)Performance Objectives.

(1)Each Performance Award shall specify the Performance Objectives that must be achieved before such Performance Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(2)With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; and (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

(3)The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and shareholder equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify, and, to the extent permitted under Section 162(m) of the Code in the case of Qualified Performance-Based Awards, unless the Committee provides otherwise at the time of establishing the Performance Objectives, the Committee may: (A) designate additional business criteria on which the Performance Objectives may be based or (B) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (a) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring in nature; (b) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (c) related to currency fluctuations; (d) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (e) related to restructuring, divestitures, productivity initiatives or new business initiatives; (f) related to discontinued operations that do not qualify as a segment of business under GAAP; (g) attributable to the business operations of any entity acquired by the Company during the fiscal year; non-operating items; and (h) acquisition or divestiture expenses.

(g)Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to be a Qualified Performance-Based Award, the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under a Performance Award intended to be a Qualified Performance-Based Award, the Committee will certify the extent to which any Performance Objectives and any other material terms under such Performance Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Stock).

(h)Negative Discretion. Notwithstanding satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Performance Award on account of satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

10.Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11.	Adjustment for Recapitalization, Merger, etc.

(a)Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b)Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1)The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

(2)The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event; provided that any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods or Performance Periods for which satisfaction of the Performance Objectives or other material terms for the applicable Performance Period has not been certified by the Committee prior to the date of the Corporate Event;

(3)The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

(4)The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

(5)The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s prorata share of any postclosing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

12.Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

13.	Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

14.	Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

15.	Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

16.	Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17.	Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).

18.	Amendment of the Plan or Awards.

(a)Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.

(b)Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c)Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d)No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.

19.Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20.	Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.

21.	Miscellaneous.

(a)Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b)Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

(c)Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 21(c) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(d)Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-U.S. States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(d) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-U.S. nationals or are primarily employed or providing services outside the United States.

(e)No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or byelaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(f)Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(g)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of Bermuda without reference to the principles of conflicts of laws thereof.

(h)Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(i)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(j)Electronic Delivery of Documents. The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, Plan prospectuses) and all other documents that the Company is required to deliver to its stockholders (including without limitation, annual reports and proxy statements).

(k)Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ESSENT GROUP LTD.

May 3, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330033300000001000 6 050317

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Mark A. Casale	Class III Director
○ Douglas J. Pauls	Class III Director
○ William Spiegel	Class III Director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2017 AND UNTIL THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO REFER THE DETERMINATION OF THE AUDITORS' COMPENSATION TO THE BOARD OF DIRECTORS.	☐	☐	☐
3. PROVIDE A NON-BINDING, ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION.	☐	☐	☐
4. APPROVE THE ESSENT GROUP LTD. ANNUAL INCENTIVE PLAN.	☐	☐	☐
5. APPROVE THE ESSENT GROUP LTD. 2013 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual General Meeting of Shareholders. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ESSENT GROUP LTD.

May 3, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20330033300000001000 6 050317

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Mark A. Casale — Class III Director
- ○ Douglas J. Pauls — Class III Director
- ○ William Spiegel — Class III Director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2017 AND UNTIL THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO REFER THE DETERMINATION OF THE AUDITORS' COMPENSATION TO THE BOARD OF DIRECTORS.	☐	☐	☐
3. PROVIDE A NON-BINDING, ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION.	☐	☐	☐
4. APPROVE THE ESSENT GROUP LTD. ANNUAL INCENTIVE PLAN.	☐	☐	☐
5. APPROVE THE ESSENT GROUP LTD. 2013 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual General Meeting of Shareholders. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ESSENT GROUP LTD.

Proxy for Annual General Meeting of Shareholders on May 3, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark A. Casale and Lawrence E. McAlee, and each of them, with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Essent Group Ltd., to be held May 3, 2017 at the Fairmont Southampton Hotel, 101 South Shore Road, Southampton SN02, Bermuda, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475